UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. 1 )

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CRYOPORT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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20382 Barents Sea Circle

Lake Forest, CA92630

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on Friday, September 6, 2013

Dear Fellow Stockholders:	July 29, 2013

The 2013 Annual Meeting of the Stockholders (the “Annual Meeting”) of Cryoport, Inc., a Nevada Corporation (the “Company”), will be held at the Company’s corporate office, located at 20382 Barents Sea Circle, Lake Forest, CA 92630 on Friday, September 6, 2013, at 10:00 a.m. local time, for the following purposes:

(1)	To re-elect three directors;

(2) To ratify the appointment of KMJ Corbin & Company LLP as the independent registered public accounting firm of the Company and its subsidiary for the fiscal year ending March 31, 2014;

(3) To approve an amendment to the Company’s 2011 Stock Incentive Plan to increase the number of shares of the Company’s common stock available for issuance thereunder by 7,100,000 shares and to increase the annual limitation of the number of shares granted to a covered employee in any one fiscal year to 1,500,000 shares;

(4) To approve, on an advisory basis, the compensation of the named executive officers, as disclosed in our Proxy Statement for the 2013 Annual Meeting of Stockholders;

(5) To determine, on an advisory basis, the frequency with which the stockholders of the Company wish to have an advisory vote on the compensation of the named executive officers; and

(6) To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on Thursday, August 1, 2013 as the record date for the determination of stockholders who are entitled to notice of and to vote at the meeting, or any adjournments thereof. This Proxy Statement will be mailed to stockholders on or about August 19, 2013. We cordially invite you to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date, and return the enclosed proxy card in the envelope provided or take advantage of the opportunity to vote your proxy online.

Pursuant to rules promulgated by the Securities and Exchange Commission, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. The enclosed Proxy Statement and accompanying 2013 Annual Report are available on the Internet at www.cstproxyvote.com.

YOUR VOTE IS IMPORTANT

YOU ARE URGED TO VOTE YOUR PROXY PROMPTLY BY MAIL, TELEPHONE OR VIA THE INTERNET, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

Sincerely,

/s/ Jerrell W. Shelton
Jerrell W. Shelton, Chief Executive Officer

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PROXY STATEMENT

2013 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FRIDAY, SEPTEMBER 6, 2013

GENERAL INFORMATION

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of Cryoport, Inc., a Nevada corporation (referred to as “we,” “us,” “our,” “Company” or “Cryoport”), with respect to the 2013 Annual Meeting of Stockholders of the Company and any adjournment thereof (the “Annual Meeting”) to be held at the Company’s corporate office, 20382 Barents Sea Circle, Lake Forest, CA 92630 on Friday, September 6, 2013, at 10:00 a.m. local time.

The Proxy Statement and the form of proxy relating to the Annual Meeting are first being made available to stockholders on or about August 19, 2013.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held On September 6, 2013.

The Proxy Statement and 2013 Annual Report are available on the Internet at the following website www.cstproxyvote.com. Information on the website does not constitute a part of this Proxy Statement.

What is the purpose of the Annual Meeting?

The matters to be voted upon at the Annual Meeting are:

(1) To re-elect three directors;

(2) To ratify the appointment of KMJ Corbin & Company LLP as the independent registered public accounting firm of the Company and its subsidiary for the fiscal year ending March 31, 2014;

(3) To approve an amendment to the Company’s 2011 Stock Incentive Plan to increase the number of shares of the Company’s common stock available for issuance thereunder by 7,100,000 shares and to increase the annual limitation of the number of shares granted to a covered employee in any one fiscal year to 1,500,000 shares;

(4) To approve, on an advisory basis, the compensation of the named executive officers, as disclosed in our Proxy Statement for the 2013 Annual Meeting of Stockholders;

(5) To determine, on an advisory basis, the frequency with which the stockholders of the Company wish to have an advisory vote on the compensation of the named executive officers; and

(6) To transact such other business as may properly come before the meeting or any adjournment thereof.

Why am I being provided with these materials?

Owners of record of the Company’s common stock as of the close of business on August 1, 2013 (the “Record Date”) are entitled to vote in connection with the Annual Meeting. As a stockholder, you are requested to vote on the Proposals described in this Proxy Statement. This Proxy Statement describes the Proposals presented for stockholder action at our Annual Meeting and includes information required to be disclosed to stockholders.

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Who can vote in connection with the Annual Meeting?

You may vote if you were the record owner of the Company’s common stock as of the close of business on the Record Date. Each share of common stock is entitled to one vote. As of August 1, 2013, there will be 38,260,628 shares of common stock outstanding and entitled to vote.

How do I vote?

There are several ways to cast your vote:

•	You may vote over the Internet, by going to www.cstproxyvote.com. You will need to type in the Control Number indicated on your Proxy Card and follow the instructions.

•	You may vote over the telephone, by dialing 1-866-894-0537 and follow the recorded instructions. You will need the Control Number indicated on your Proxy Card.

•	You may vote by mailing in the Proxy Card ballot. To vote by mail using the enclosed Proxy Card (if you received a printed copy of these proxy materials by mail or if you printed a Proxy Card off the Internet), you will need to complete, sign and date your Proxy Card and return it promptly in the envelope provided or mail it to Continental Stock Transfer & Co. 17 Battery Place – 8th floor, New York, NY 10004, Attention: Proxy Department.

•	You may vote in person, at the commencement of the Annual Meeting.

How does the Board recommend that I vote my shares?

Unless you give other instructions through your proxy vote, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. For the reasons set forth in more detail later in the Proxy Statement, the Board recommends the following:

Proposal 1:	The Board recommends a vote “FOR”;

Proposal 2:	The Board recommends a vote “FOR”;

Proposal 3:	The Board recommends a vote “FOR”;

Proposal 4:	The Board recommends a vote “FOR”; and

Proposal 5:	The Board recommends a vote of “1 YEAR”.

We encourage all stockholders to vote their shares. If you own your shares in “street name” and do not instruct your broker or other record owner of the shares as to how to vote, such broker or other record owner may vote your shares pursuant to its discretionary authority, at least with respect to Proposal 2.

What types of votes are permitted on each Proposal?

Proposal 1:	You may either vote “FOR” all the nominees to the Board, you may “WITHHOLD” for all nominees, or you may “WITHHOLD” your vote from any nominee you specify.

Proposal 2:	You may vote “FOR,” “AGAINST” or “ABSTAIN”.

Proposal 3:	You may vote “FOR,” “AGAINST” or “ABSTAIN”.

Proposal 4:	You may vote “FOR,” “AGAINST” or “ABSTAIN”.

Proposal 5:	You may vote “3 YEARS,” “2 YEARS,” “1 YEAR” or “ABSTAIN”.

If you vote “WITHHOLD” (in the case of Proposal 1 above) or “ABSTAIN” (in the case of Proposals 2, 3, 4, and 5 above) your vote will not be counted towards the vote total for such Proposal.

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How many votes are needed to approve each Proposal?

Proposal 1:	The three nominees receiving the most “FOR” votes will be elected.

Proposal 2:	There must be a “FOR” vote from the majority of votes cast.

Proposal 3:	There must be a “FOR” vote from the majority of votes cast.

Proposal 4:	There must be a “FOR” vote from the majority of votes cast.

Proposal 5:	The frequency (every one, two or three years) that receives the highest number of votes of the shares present in person or by proxy and entitled to vote at the annual meeting will be deemed to be the frequency that has been selected by the stockholders.

The Board will be elected by a favorable vote of a plurality of the shares of common stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly, abstentions and broker non-votes as to the election of directors will not be counted in determining which nominees received the largest number of votes cast.

What constitutes a quorum?

To carry on the business of the meeting, we must have a quorum. A quorum is present when a majority of the outstanding shares, as of the Record Date, is represented in person or by proxy. Shares owned by the Company are not considered outstanding or present at the meeting. Shares that are entitled to vote but that are not voted at the direction of the beneficial owner (called abstentions) and votes withheld by brokers in the absence of instructions from beneficial owners (called broker non-votes) will be counted for the purpose of determining whether there is a quorum for the transaction of business at the meeting.

What are broker non-votes?

Broker non-votes occur with respect to shares held in “street name,” in cases where the record owner (for instance, the brokerage firm, or bank) does not receive voting instructions from the beneficial owner and the record owner does not have the authority to vote those shares.

Various national and regional securities exchanges, including the rules of the New York Stock Exchange, applicable to brokers, banks, and other holders of record determine whether the record owner (for instance, the brokerage firm, or bank) is able to vote on a proposal if the record owner does not receive voting instructions from the beneficial owner. The record owner may vote on proposals that are determined to be routine under these rules and may not vote on proposals that are determined to be non-routine under these rules. If a proposal is determined to be routine, your broker, bank, or other holder of record is permitted to vote on the proposal without receiving voting instructions from you. The proposal to ratify the appointment of our independent registered public accounting firm is a routine matter and the record owner may vote your shares on this proposal if it does not get instructions from you.

The proposal to elect directors, the proposal to approve an amendment to our 2011 Stock Incentive Plan, the proposal to approve, on an advisory basis, the compensation of the named executive officers, and to determine, on an advisory basis, the frequency with which the stockholders of the Company wish to have an advisory vote on the compensation of the named executive officers are non-routine and the record owner may not vote your shares on any of these proposals if it does not get instructions from you. If you do not provide voting instructions on these three matters, a broker non-vote will occur. Broker non-votes, as well as “ABSTAIN” votes, will each be counted towards the presence of a quorum but will not be counted towards the vote total for any Proposal.

What if my shares are not registered directly in my name but are held in “street name”?

If at the Record Date your shares were held in “street name” (for instance, through a brokerage firm or bank), then you are the beneficial owner of such shares, and such shares are not registered directly in your name. The organization holding your account is considered the stockholder of record for purposes of the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account. You will receive the notice and other proxy materials if requested, as well as voting instructions, directly from that organization.

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If I am a beneficial owner of Cryoport shares, how do I vote?

If you are a beneficial owner, you will need to follow the voting instructions provided to you by the organization holding your account (for instance, your brokerage firm). To request documents or if you have any questions about voting, you will need to contact your broker. As a beneficial owner, if you would like to vote in person at the Annual Meeting, you must obtain a Legal Proxy from your broker or other applicable registered owner of your shares, in advance of the meeting.

Can I dissent or exercise rights of appraisal?

Neither Nevada law nor our Amended and Restated Articles of Incorporation or Bylaws provide our stockholders with dissenters’ or appraisal rights in connection with any of the proposals to be presented at the Annual Meeting. If the proposals are approved at the Annual Meeting, stockholders voting against such proposals will not be entitled to seek appraisal for their shares.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of our common stock that you owned as of the close of business on the Record Date.

How are the votes counted?

All votes will be tabulated by the inspector of elections appointed for the Annual Meeting who will separately tabulate affirmative and negative votes and abstentions. Any information that identifies a stockholder or the particular vote of a stockholder is kept confidential.

Will stockholders be asked to vote on any other matters?

The Board is not aware of any other matters that will be brought before the stockholders for a vote. If any other matters properly come before the meeting, the proxy holders will vote on those matters in accordance with the recommendations of the Board or, if no recommendations are given, in accordance with their own judgment. Stockholders attending the meeting may directly vote on those matters or they may vote by proxy.

How many Annual Reports and Proxy Statements are delivered to a shared address?

If you and one or more holders of our common stock share the same address, it is possible that only one Proxy Statement and Annual Report was delivered to your address. This is known as “householding.” We will promptly deliver a separate copy of either document to you if you call or write us at our principal executive offices 20382 Barents Sea Circle, Lake Forest, CA 92630 Attn: Secretary, telephone: (949) 470-2300. If you want to receive separate copies of the Proxy Statement or Annual Report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

What does it mean if I receive more than one Notice or Proxy Card?

If you receive more than one Proxy Card, your shares are owned in more than one name or in multiple accounts. In order to ensure that all of your shares are voted, you must follow the voting instructions included in each Proxy Card.

Can I change or revoke my vote after I submit my proxy?

Even after you have submitted your Proxy Card or voted by telephone or by Internet, you may change or revoke your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a signed Proxy Card bearing a later date. The powers of the proxy holders will be suspended with respect to your shares if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

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PROPOSAL 1 — ELECTION OF DIRECTORS

The Board currently consists of five directors. Directors are elected on an annual basis. Three directors will stand for re-election at the Annual Meeting to serve as a director until the 2014 Annual Meeting of the Stockholders or until their successors are duly elected and qualified or their earlier death, resignation, or removal. The persons named on the proxy will vote to elect all of the nominees as directors for terms ending at the 2014 Annual Meeting of the Stockholders unless you withhold authority to vote for any or all of the nominees by voting to that effect or so voting in person. Each nominee has consented to serve as a director for the ensuing year. If one or more of the three nominees becomes unavailable to serve prior to the date of the Annual Meeting, the persons named as proxy holders will vote those shares for the election of such other person(s) as the Board may recommend, unless the Board reduces the total number of directors.

Directors are elected by a plurality of the shares represented at the meeting, whether in person or by proxy. Votes may be cast “FOR” all nominees, “WITHHOLD” for all nominees, or “WITHHOLD” as to specific nominees. The three nominees who receive the greatest number of votes cast “FOR” the election of such nominees shall be elected as directors.

Nominees for Election

The three nominees for election as Directors are set forth in the following table:

Stephen E. Wasserman	Stephen E. Wasserman, age 67, became a member of the Company’s Board on March 29, 2012 and currently serves as Chairman of the Board and member of the Compensation Committee, Audit Committee and Governance and Nominating Committee. Mr. Wasserman is a consultant primarily to healthcare related organizations through his company, Wasserman & Associates, and a private investor. From 1997 until his retirement in 2006, he served as Group Vice President — Diagnostic Systems Products of Olympus America, Inc., a subsidiary of Tokyo based Olympus Corporation, where he was also a member of the Global Management Committee for In Vitro Diagnostics. From 1994 to 1997 Mr. Wasserman was Chief Financial Officer of Datascope Corporation, formerly a NASDAQ listed manufacturer and global marketer of medical devices where he was also President, Patient Monitoring Division from 1994 to 1996. Prior to Datascope, from 1989 to 1993, he served as Vice President of NY Blood Center Inc. and General Manager of Melville Biologics, a subsidiary that manufactured biopharmaceutical products. He also was a founder and Chairman of the NY Biotechnology Association from 1990 to 1994. Mr. Wasserman is a Certified Public Accountant and earned a BBA from City College of New York, Baruch School of Business. In 2008 he earned the Certificate of Director Education from the National Association of Corporate Directors. Mr. Wasserman is a seasoned executive with 30 years’ experience leading global in vitro diagnostic and medical device companies in growth situations created by internal programs as well as business combinations. He also served on the board of Iris International, Inc. from April 2006 until it was acquired by Danaher Corporation in 2012.

Richard G. Rathmann	Richard G. Rathmann, age 52, became a member of our Board in March 2013 and serves as Chairman of the Compensation Committee. Mr. Rathmann served for the past eighteen years as a director of various for-profit and non-profit companies. He is the manager of GBR Investments, LLC since 2005 and has served as the Executive Director of the Rathmann Family Foundation since 2002. Mr. Rathmann received his bachelor’s degree from the University of Colorado and his juris doctor degree from Boston College Law School. Mr. Rathmann currently serves on the board of directors of PIN Pharma, the Rathmann Family Foundation, and Cellerant Therapeutics, where he served as Chairman from 2007 to 2012 and currently serves on the Audit Committee and as Chair of the Compensation Committee.

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Jerrell W. Shelton	Jerrell W. Shelton, age 68, became a member of our Board in October 2012 and was appointed President and Chief Executive Officer of the Company in November 2012. He served on the Board of Directors and standing committees of Solera Holdings, Inc. from April 2007 through November 2011. From June 2004 to May 2006, Mr. Shelton was the Chairman and CEO of Wellness, Inc., a provider of advanced, integrated hospital and clinical environments. Prior to that, he served as CEO of IBM’s WebFountain. From October 1998 to October 1999, Mr. Shelton was Chairman, President and CEO of NDC Holdings II, Inc. Between October 1996 and July 1998, he was President and CEO of Continental Graphics Holdings, Inc. And from October 1991 to July 1996, Mr. Shelton served as President and CEO of Thomson Business Information Group. Mr. Shelton has a B.S. in Business Administration from the University of Tennessee and an M.B.A. from Harvard University. Mr. Shelton currently serves on the Advisory Board of Directors and the Nominating and Stewardship committee of the Smithsonian Institution Libraries.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION OF EACH OF THE NOMINEES

BOARD INFORMATION AND DIRECTOR NOMINATION PROCESS

How often did the Board meet during the Company’s fiscal year 2013?

During the fiscal year ended March 31, 2013 (“fiscal 2013”), there were 20 meetings of the Board as well as several actions taken with the unanimous written consent of the directors. None of our directors attended fewer than 75% of the meetings of the Board held during the director’s service or of any Committee on which the director served during fiscal 2013. While the Company has no formal policy on the matter, directors are generally expected to attend our Annual Meetings. All of the directors who were directors at the time attended our 2012 Annual Meeting of Stockholders.

Do we have independent directors?

Our Board has affirmatively determined that two of the current directors who have been nominated for re-election at the Annual Meeting are “independent” as such term is defined under NASDAQ Rule 5605(a)(2) and the related rules of the Securities and Exchange Commission (the “SEC”), with Mr. Rathmann, and Mr. Wasserman being determined to be independent.

How did the Board make its independence determinations?

The Company is quoted on the OTCQB which is operated by OTC Markets, Inc., which does not have director independence requirements. However, for purposes of determining director independence, we have applied the definitions set forth in NASDAQ Rule 5605(a)(2) which states, generally, that a director is not considered to be independent if he or she is, or at any time during the past three years was an employee of the Company; or if he or she (or his or her family member) accepted compensation from the Company in excess of $120,000 during any twelve month period within the three years preceding the determination of independence.

What Committees has the Board established?

The Board has established an Audit Committee, a Compensation Committee and Nomination and Governance Committee.

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Audit Committee. The functions of the Audit Committee are to (i) review the qualifications of the independent auditors, our annual and interim financial statements, the independent auditor’s report, significant reporting or operating issues and corporate policies and procedures as they relate to accounting and financial controls; and (ii) to consider and review other matters relating to our financial and accounting affairs. The Company’s Board has a formally established Audit Committee and adopted an Audit Committee charter. The Audit Committee’s charter is available on the Company’s website at www.cryoport.com under the tab “Corporate Governance” which is found under the heading “Company.” Information on the website does not constitute a part of this Proxy Statement.

The members of the Audit Committee are Mr. Adam M. Michelin, who is the Audit Committee Chairman, Ms. Karen Muller and Mr. Stephen E. Wasserman. The Company has determined that (i) Mr. Adam M. Michelin qualifies as an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K of the SEC rules and is “independent” within the meaning of NASDAQ Rule 5605(a)(2) and the related rules of the SEC, and (ii) Ms. Karen Muller and Mr. Stephen Wasserman meet NASDAQ’s financial literacy and financial sophistication requirements and are “independent” within the meaning of NASDAQ Rule 5605(a)(2) and the related rules of the SEC. During fiscal 2013, the Company’s Audit Committee held five meetings. In addition, the Audit Committee regularly held discussions regarding the consolidated financial statements of the Company during Board meetings.

Compensation Committee The purpose of the Compensation Committee is to discharge the Board’s responsibilities relating to compensation of the Company’s directors and executive officers, to produce an annual report on executive compensation for inclusion in the Company’s Proxy Statement, as necessary, and to oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs including stock incentive and benefit plans. The Compensation Committee’s charter is available on the Company’s website at www.cryoport.com under the tab “Corporate Governance” which is found under the heading “Company.” Information on the website does not constitute a part of this prospectus.

The current members of the Compensation Committee are Mr. Richard G. Rathmann, who is the Chairperson, Ms. Karen Muller, Mr. Adam M. Michelin, and Mr. Stephen E. Wasserman, each of whom is independent under applicable independence requirements. Ms. Muller was the Chairperson of the Compensation Committee through March 28, 2013, at which point Mr. Rathmann was appointed the Chairperson. Each of the current members of the Compensation Committee is a “non-employee director” under Section 16 of the Exchange Act and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Compensation Committee met four times during fiscal 2013.

Nomination and Governance Committee. The function of the Nomination and Governance Committee is to (i) make recommendations to the Board regarding the size of the Board, (ii) make recommendations to the Board regarding criteria for the selection of director nominees, (iii) identify and recommend to the Board for selection as director nominees individuals qualified to become members of the Board, (iv) recommend committee assignments to the Board, (v) recommend to the Board corporate governance principles and practices appropriate to the Company, and (vi) lead the Board in an annual review of its performance. The Nomination and Governance Committee’s charter is available on the Company’s website at www.cryoport.com under the tab “Corporate Governance” which is found under the heading “Company.” Information on the website does not constitute a part of this Proxy Statement.

The current members of the Nomination and Governance Committee are Ms. Karen Muller, who is the Chairperson, Mr. Adam M. Michelin and Mr. Stephen E. Wasserman. The Nomination and Governance Committee met one time during fiscal 2013.

What are the Nominating Procedures and Criteria?

Director Qualifications. The Nomination and Governance Committee believes that persons nominated to the Board should have personal integrity and high ethical character. Candidates should not have any interests that would materially impair his or her ability to exercise independent judgment or otherwise discharge the fiduciary duties owed by a director to the Company and its stockholders. Candidates must be able to represent fairly and equally all stockholders of the Company without favoring any particular stockholder group or other constituency of the Company and must be prepared to devote adequate time to the Board and its committees. In selecting nominees for director, the Nomination and Governance Committee will assure that:

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•	The three directors currently comprising the Audit Committee satisfy the financial literacy requirements required for service on the Audit Committee; and

•	At least one of the directors qualifies as an Audit Committee financial expert under the rules of the SEC.

Identifying Director Candidates. The Nomination and Governance Committee utilizes a variety of methods for identifying and evaluating nominees to serve as directors. The Nomination and Governance Committee has a policy of re-nominating incumbent directors who continue to satisfy the committee’s criteria for membership and whom the Nomination and Governance Committee believes continue to make important contributions to the Board and who consent to continue their service on the Board.

In filling vacancies of the Board, the Nomination and Governance Committee will solicit recommendations for nominees from the persons the committee believes are likely to be familiar with (i) the needs of the Company and (ii) qualified candidates. These persons may include members of the Board and management of the Company. The Nomination and Governance Committee may also engage a professional search firm to assist in identifying qualified candidates.

In evaluating potential nominees, the Nomination and Governance Committee will oversee the collection of information concerning the background and qualifications of the candidate and determine whether the candidate satisfies the minimum qualifications required by the Committee for election as director and whether the candidate possesses any of the specific skills or qualities that under the Board’s policies must be possessed by one or more members of the Board.

The Nomination and Governance Committee does not have a written policy with respect to Board diversity; however, the committee’s goal is to assemble a Board that brings to the Company a diversity of knowledge, skills and expertise derived from high quality business and professional experience. We believe a Board with these attributes leads to improved company performance by encouraging new ideas and perspectives and expanding the knowledge base available to management.

The Nomination and Governance Committee may interview any proposed candidate and may solicit the views about the candidate’s qualifications and suitability from the Company’s chief executive officer and other senior members of management.

The Nomination and Governance Committee will make their selections based on all the available information and relevant considerations. The Nomination and Governance Committee’s selection will be based on who, in the view of the Committee, will be best suited for membership on the Board.

In making its selection, the Nomination and Governance Committee will evaluate candidates proposed by stockholders under criteria similar to other candidates, except that the Committee may consider, as one of the factors in their evaluation, the size and duration of the interest of the recommending stockholder in the stock of the Company. The Nomination and Governance Committee may also consider the extent to which the recommending stockholder intends to continue to hold its interest in the Company, including whether the recommending stockholder intends to continue holding its interest at least through the time of the meeting at which the candidate is to be elected.

Stockholder Nominees. The Nomination and Governance Committee will consider director nominee recommendations by stockholders, provided the names of such nominees, accompanied by relevant biographical information, are properly submitted in writing to the Secretary of the Corporation in accordance with the manner described for stockholder nominations under the heading “Stockholder Proposals for Next Annual Meeting.” The Secretary will forward all recommendations to the Nomination and Governance Committee. The acceptance of a recommendation from a stockholder does not imply that the Nomination and Governance Committee will recommend to the Board the nomination of the stockholder recommended candidate.

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How is the Board Structured?

Pursuant to our Bylaws, the Chairman of the Board presides at meetings of the Board. The Chairman of the Board is currently Mr. Stephen E. Wasserman.

In general, the Board has adopted a leadership structure whereby either the Chairman of the Board and Chief Executive Officer positions are separate or a Lead Independent Director is appointed. Currently, the Chairman of the Board and the Chief Executive Officer are positions are separate. If, however, at any time the Chairman of the Board of Directors was also serving as the Chief Executive Officer or was otherwise not independent, then a Lead Independent Director would be appointed. We believe that this approach provides strong leadership for the Board of Directors and helps ensure critical and independent thinking by guiding Board processes and presiding at Board meetings and executive sessions of the independent directors.

We believe that having separated Chairman of the Board and Chief Executive Officer positions and the independent nature of the Audit Committee, the Compensation Committee, and the Nomination and Governance Committee, as well as the practice of the independent directors regularly meeting in executive session without members of the Company’s management present, ensures that the Board maintains a level of independent oversight of management that is appropriate for the Company.

What is the Board’s Role in Risk Oversight?

The Board oversees an enterprise-wide approach to risk management that is designed to support the achievement of organizational objectives to improve long-term performance and enhance stockholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. In setting the Company’s business strategy, the Board assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk for the Company.

While the Board has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and receives financial risk assessment reports from management. Risks related to the compensation programs are reviewed by the Compensation Committee. The Board is advised by these committees of significant risks and management’s response via periodic updates.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

The Board allows stockholders to send communications to the Board through its Nomination and Governance Committee. All such communications, except those related to stockholder proposals discussed under the heading “Stockholder Proposals for Next Annual Meeting,” must be sent to the Chairperson of the Nomination and Governance Committee at the Company’s offices at 20382 Barents Sea Circle, Lake Forest, CA 92630.

PROPOSAL 2 — RATIFY APPOINTMENT OF KMJ CORBIN & COMPANY LLP

AS COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board (the “Audit Committee”) has selected KMJ Corbin & Company LLP to audit the Company’s consolidated financial statements for the fiscal year ending March 31, 2014 (“fiscal 2014”). The Board, upon the recommendation of the Audit Committee, has ratified the selection of KMJ Corbin & Company LLP as the Company’s independent registered public accounting firm for fiscal 2014, subject to ratification by the stockholders. KMJ Corbin & Company LLP has served in this capacity for each of the nine previous fiscal years, including fiscal 2013, and has reported on the Company’s fiscal 2013 consolidated financial statements. During those nine fiscal years, there were no disagreements between the Company and KMJ Corbin & Company LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Representatives of KMJ Corbin & Company LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

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Stockholder ratification of the selection of KMJ Corbin & Company LLP as the Company’s independent auditors is not required by our Bylaws or otherwise. However, the Board is submitting the selection of KMJ Corbin & Company LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KMJ CORBIN & COMPANY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2014.

Independent Registered Public Accounting Firm Fees

The following table shows the fees that the Company paid or accrued for the audit and other services provided by KMJ Corbin & Company LLP for the Company’s fiscal 2013 and fiscal 2012.

	2013	2012
Audit fees	$66,050	$64,660
Audit-related fees	11,960	22,570
Tax fees	6,275	1,775
All other fees	-	-
Total fees	$84,285	$89,005

Audit Fees. The aggregate fees billed for fiscal 2013 and fiscal 2012 were for the audits of the Company’s consolidated financial statements and reviews of the interim financial statements included in the annual and quarterly reports.

Audit-Related Fees. Audit-related fees for fiscal 2013 and fiscal 2012 were incurred as a result of the Company’s S-1 and S-8 filings.

Tax Fees. The aggregate fees billed for fiscal 2013 and fiscal 2012 for professional services related to tax compliance, tax advice and tax planning.

All Other Fees. Other fees for fiscal 2013 and fiscal 2012 were incurred as a result of other professional services and administrative fees.

Pre-Approval Policy for Services Provided by the Company’s Independent Registered Public Accounting Firm

The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm consistent with applicable SEC rules. From and after the effective date of the SEC rule requiring Audit Committee pre-approval of all audit and permissible non-audit services provided by an independent registered public accounting firm, the Audit Committee has pre-approved all audit and permissible non-audit services provided by KMJ Corbin & Company LLP. The Audit Committee has considered whether the services provided by KMJ Corbin & Company LLP are compatible with maintaining that firm’s independence.

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PROPOSAL 3 — APPROVAL OF AMENDMENT TO THE 2011 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER AND TO INCREASE THE ANNUAL LIMITATION OF THE NUMBER OF SHARES GRANTED TO A COVERED EMPLOYEE IN ANY ONE FISCAL YEAR

General Information

At the Annual Meeting the Company will see stockholder approval of a proposed amendment to the Cryoport, Inc. 2011 Stock Incentive Plan (the “2011 Incentive Plan”), to increase the number of shares of common stock authorized for issuance thereunder and increase the annual limitation of the number of shares granted to any one covered employee in any one fiscal year to 1,500,000 shares. The 2011 Incentive Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock rights, restricted stock, performance share units, performance shares, performance cash awards, stock appreciation rights (“SARs”), and stock grant awards. The 2011 Incentive Plan also permits the grant of awards that qualify for the “performance-based compensation” exception to the $1,000,000 limitation on the deduction of compensation imposed by Section 162(m) of the Code. The Board has approved the proposed amendment to the 2011 Incentive Plan, which was originally adopted in 2011, and has directed that it be submitted as a proposal for stockholder approval at the Annual Meeting.

The following is a summary of the material terms of the 2011 Incentive Plan that may be of importance to you. The summary is qualified by reference to the full text of the 2011 Incentive Plan, reflecting the proposed amendment, which is attached to this Proxy Statement as Exhibit A. Capitalized terms used but not defined have the meaning given to such term in the 2011 Incentive Plan.

CURRENT PLAN FEATURES

Purpose

The Board believes that the 2011 Incentive Plan will promote the interest and long-term success of the Company and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Company and by motivating such persons to contribute to the continued growth and profitability of the Company.

Administration

The 2011 Incentive Plan will be administered by the Compensation Committee or such other committee as may be designated by the Board (the “Committee”).The Committee must be comprised of at least two (2) members of the Board. Each Committee member must be a “non-employee director” as defined in Rule 16b-3 of the Exchange Act if required to meet the conditions for exemption from Section 16(b) of the Exchange Act and an “outside director” as defined in Section 162(m) of the Code. The Committee, by majority action, is authorized to interpret the 2011 Incentive Plan, to prescribe, amend, and rescind rules and regulations relating to the 2011 Incentive Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the 2011 Incentive Plan, to the extent they are not inconsistent with the 2011 Incentive Plan.

The Committee will have the authority, to determine the participants who are entitled to receive awards under the 2011 Incentive Plan, the types of awards, the times when awards shall be granted, the number of awards, the purchase price or exercise price, if any, the period(s) during which such awards shall be exercisable (whether in whole or in part), the restrictions applicable to awards, the form of each award agreement, and the schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an award and accelerations or waivers thereof, based in each case on such considerations as the Committee deems appropriate. The Committee will not have the authority to accelerate the vesting or waive the forfeiture of any performance-based awards (as described below). Neither the award agreement or the other terms and provisions of any award must be identical for each participant.

The Committee will have the authority to modify existing awards, subject to specified provisions of the 2011 Incentive Plan and the listing requirements of OTCQB which is operated by OTC Markets, Inc., or such other exchange on which the Company stock is traded. The Committee will be prohibited from repricing any previously granted options or SARs without first obtaining stockholder approval.

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Stock Subject to 2011 Incentive Plan

A total of 5,300,000 shares of common stock are currently reserved for issuance under the 2011 Incentive Plan and the maximum number of shares of stock that may be issued as incentive stock options under the Plan is currently 5,300,000.

Subject to the express provisions of the 2011 Incentive Plan, if any award granted under the 2011 Incentive Plan terminates, expires, lapses for any reason, or is paid in cash, any stock subject to or surrendered for such award will again be stock available for the grant of an award under the 2011 Incentive Plan. The exercise of a stock-settled SAR or broker-assisted “cashless” exercise of an option (or a portion thereof) will reduce the number of shares of stock available for issuance pursuant to the 2011 Incentive Plan by the entire number of shares of stock subject to that SAR or option (or applicable portion thereof), even though a smaller number of shares of stock will be issued upon such an exercise. Also, shares of stock tendered to pay the exercise price of an option or tendered or withheld to satisfy a tax withholding obligation arising in connection with an award will not become available for grant or sale under the 2011 Incentive Plan.

The maximum number of shares of common stock that may be granted to a participant, who is a covered employee, during any fiscal year with respect to one or more awards, is currently 750,000 shares.

Eligibility

All employees, officers, non-employee directors of, and consultants to, the Company or an affiliate, as determined by the Committee, are eligible to participate in the 2011 Incentive Plan.

Awards Available Under the 2011 Incentive Plan

The following types of awards may be granted pursuant to the 2011 Incentive Plan: options, restricted stock rights, restricted stock, performance shares, performance share units, performance cash awards, stock appreciation rights and stock grant awards.

Stock Options. The Committee may grant incentive stock options and nonqualified stock options under the 2011 Incentive Plan. Incentive stock options will be granted only to participants who are employees. The exercise price of all options granted under the 2011 Incentive Plan will be at least 100% of the fair market value of Company stock on the date granted. No option may be exercised more than ten (10) years from the date of grant. The Committee will determine the methods by which the exercise price of an option may be paid, the form of payment, including, without limitation, cash, promissory note, shares of stock held for longer than six months (through actual tender or by attestation), any net-issuance arrangement or other property acceptable to the Committee (including broker-assisted “cashless exercise” arrangements), and how shares of stock will be delivered or deemed delivered to participants. A participant will have no rights as a stockholder with respect to options until the record date of the stock purchase.

Restricted Stock Rights. The Committee may grant restricted stock rights awards under the 2011 Incentive Plan. A restricted stock right award gives the participant the right to receive common stock or a cash payment equal to the fair market value (determined as of a specified date) in the future. Shares of common stock are not issued under the award until specified restrictions lapse. The restrictions typically involve the achievement of specified performance targets and/or the continued employment of the participant until a specified date. Participants holding restricted stock rights have no voting rights with respect to the shares of stock subject to their restricted stock rights award.

Restricted Stock. The Committee may grant restricted stock under the 2011 Incentive Plan. A restricted stock award gives the participant the right to receive a specified number of shares of common stock at a purchase price determined by the Committee (including and typically zero). Restrictions limit the participant’s ability to transfer the stock and subject the stock to a substantial risk of forfeiture until specific conditions or goals are met. The restrictions will lapse in accordance with a schedule or other conditions as determined by the Committee. As a general rule, if a participant terminates employment when the restricted stock is subject to restrictions, the participant forfeits the unvested restricted stock. The Committee may, in its discretion, waive the restrictions in whole or in part, unless the restricted stock award is a performance-based award (as described below).

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Performance Shares. The Committee may grant performance share awards under the 2011 Incentive Plan. A performance share award gives the participant the right to receive common stock of the Company if the participant achieves the performance goals specified by the Committee during a performance period specified by the Committee. Each performance share will have a value determined by the Committee at the time of grant.

Performance Share Units. The Committee may grant performance share unit awards under the 2011 Incentive Plan. A performance share unit award gives the participant the right to receive common stock of the Company, a cash payment or a combination of stock and cash, if the participant achieves the performance goals specified by the Committee during a performance period specified by the Committee. Each performance share unit will have a value determined by the Committee at the time of grant.

Performance Cash Awards. The Committee may grant performance cash awards under the Plan. A performance cash award gives the participant the right to receive a cash payment if certain performance goals are satisfied during a performance period specified by the Committee.

Stock Appreciation Rights. The Committee may grant SARs under the 2011 Incentive Plan. A SAR gives the participant the right to share in the appreciation in value of one share of common stock of the Company. Appreciation is calculated as the excess of (i) the fair market value of a share of common stock on the date of exercise over (ii) the price fixed by the Committee on the grant date, which may not be less than the fair market value of a share of common stock on the grant date. Payment for SARs shall be made in stock. SARs are exercisable at the time and subject to the restrictions and conditions as the Committee approves, provided that no SAR may be exercised more than ten (10) years following the grant date.

Stock Grant Awards. The Committee may grant stock awards under the Plan. A stock grant award gives the participant the right to receive, or the right to purchase at a predetermined price, shares of Stock free from vesting restrictions. A stock grant award may be granted or sold as consideration for past services, other consideration or in lieu of cash compensation due to any participant.

Performance-Based Awards. When the Committee grants restricted stock, restricted stock rights, performance shares, performance share units, or performance cash awards it may designate the award as a performance-based award. Options and SARs granted pursuant to the 2011 Incentive Plan should, by their terms, qualify as performance-based awards. Performance-based awards are designed to qualify for the “performance-based compensation” exception to the limitations on the deduction of compensation imposed by Section 162(m) of the Code. Section 162(m) of the Code only applies to “covered employees” as that term is defined in Section 162(m) of the Code. Therefore, only covered employees are eligible to receive awards that are designated as performance-based awards. The Committee has complete discretion regarding whether to grant awards to covered employees that qualify for the “performance-based compensation” exception. The Committee may, in its discretion, grant awards under the 2011 Incentive Plan to covered employees that do not qualify for the exception.

The payment of restricted stock, restricted stock rights, performance shares, performance share units, or performance cash awards that are designated as performance-based awards is contingent upon a covered employee’s achievement of pre-established performance goals during a specified performance period. Performance goals are based on any one or more pre-established performance criteria. The pre-established performance criteria are limited to the following: revenue; revenue growth; earnings (including earnings before interest, taxes, depreciation and amortization); operating income; operating margin; pre- and after-tax income; cash flow (before and after dividends); cash flow per share (before and after dividends); net earnings; earnings per share; return on equity; return on capital (including return on total capital or return on invested capital); cash flow return on investment; return on assets or net assets; economic value added; share price performance; total stockholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; market penetration, geographic goals, business expansion goals, development of strategic relationships with customers and/or vendors; and development and execution on strategic acquisitions.

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With respect to any performance-based award granted to a covered employee that qualifies for the “performance-based compensation” exception to the Section 162(m) limitation, the Committee has the discretion to: select the length of the performance period, the type of performance-based awards to be issued, the kind and/or level of performance goal or goals and whether the performance goal or goals apply to the Company, an affiliate or any division or business unit of any of them, or to the individual participant or any group of participants. The Committee has the discretion to decrease the amount of compensation payable pursuant to any performance-based award but may not increase the compensation payable pursuant to any performance-based award.

The performance criteria and other related aspects of the 2011 Incentive Plan will be subject to stockholder approval again in 2014 if (as is currently the case) stockholder approval is then required to maintain the tax-deductible nature of performance-based compensation under the 2011 Incentive Plan.

The maximum amount of any performance-based award that may be granted to a covered employee during any performance period is currently 750,000 shares of common stock or the equivalent cash value.

Restrictions

The Committee may impose such restrictions on any awards under the 2011 Incentive Plan as it may deem advisable, including restrictions under applicable federal securities law, under the requirements of any stock exchange upon which the Company’s common stock is then listed and under any blue sky or state securities law applicable to the awards.

Change in Control

The Committee, in its sole discretion, may determine that upon a Change in Control (as that term is defined in the 2011 Incentive Plan), all awards, except those awards that qualify as “performance-based compensation” under Section 162(m), shall become fully vested and exercisable and all restrictions on such outstanding awards shall lapse. If such a determination is made by the Committee, performance-based awards will vest on a pro-rata basis based on the level of achievement of the performance goals applicable to such awards.

Non-transferability

The Committee may, in its sole discretion, determine the right of a participant to transfer any award granted under the 2011 Incentive Plan. Unless otherwise determined by the Committee, no award granted under the 2011 Incentive Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or pursuant to a domestic relations order (that would otherwise qualify as a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, but for the fact that it relates to an award granted under the 2011 Incentive Plan) in favor of a spouse, or, if applicable, until the termination of any restricted or performance period as determined by the Committee.

Adjustment Provisions

If there is a change in the outstanding shares of stock because of a stock dividend or split, recapitalization, liquidation, merger, consolidation, combination, exchange of shares, or other similar corporate change, the aggregate number of shares of stock available under the 2011 Incentive Plan and subject to each outstanding award, and its stated exercise price or the basis upon which the award is measured, will be adjusted by the Committee. Moreover, in the event of such transaction or event, the Committee, in its discretion may provide in substitution for any or all outstanding awards under the 2011 Incentive Plan such alternative consideration (including cash) as it, in good faith, may determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Any adjustment to an incentive stock option shall be made consistent with the requirements of Section 424 of the Code. Further, with respect to any option or SAR that otherwise satisfies the requirements of the stock rights exception to Section 409A of the Code, any adjustment shall be made consistent with the requirements of the final regulations promulgated pursuant to Section 409A of the Code.

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Amendment, Modification and Termination of 2011 Incentive Plan

Subject to the Board’s right to amend or terminate the 2011 Incentive Plan at any time, the 2011 Incentive Plan will remain in effect until all awards issued under the 2011 Incentive Plan expire, terminate, are exercised or are paid in full in accordance with the 2011 Incentive Plan provisions and any award agreement. However, no award may be granted under the 2011 Incentive Plan after the tenth anniversary of the date the 2011 Incentive Plan is approved by the Company’s stockholders unless the stockholders of the Company vote to approve an extension of the 2011 Incentive Plan prior to such expiration date.

The Board has discretion to terminate, amend or modify the 2011 Incentive Plan. Any such action of the Board is subject to the approval of the stockholders to the extent required by law, regulation or the rules of any exchange on which Company stock is listed. To the extent permitted by law, the Board may delegate to the Committee or the Chief Executive Officer the authority to approve non-substantive amendments to the 2011 Incentive Plan. Except as otherwise provided in the 2011 Incentive Plan, the Board, Chief Executive Officer and the Committee may not do any of the following without stockholder approval: reduce the purchase price or exercise price of any outstanding award, including any option or SAR; increase the number of shares available under the 2011 Incentive Plan; grant options with an exercise price that is below fair market value of a share of Company stock on the grant date; reprice previously granted options or SARs; or cancel any option or SAR in exchange for cash or any other award or in exchange for any option or SAR with an exercise price that is less than the exercise price for the original option or SAR.

Tax Withholding

The Company will have the power to withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local withholding tax requirements on any award under the 2011 Incentive Plan. To the extent that alternative methods of withholding are available under applicable laws, the Company will have the power to choose among such methods.

Federal Income Tax Information

The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 2011 Incentive Plan based on federal income tax laws in effect on January 1, 2011. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

As a general rule, a participant will not recognize taxable income with respect to any award at the time of grant. If a participant who receives a restricted stock grant makes the election permitted by Section 83(b) of the Code, the participant will recognize income on the award at the time of grant.

Upon exercise of a nonqualified stock option, the lapse of restrictions on restricted stock, or upon the payment of SARs, restricted stock rights, performance shares, performance share units, performance cash awards, or stock grant awards the participant will recognize ordinary taxable income in an amount equal to the difference between the amount paid for the award, if any, and the fair market value of the stock or amount received on the date of exercise, lapse of restriction or payment. The Company will be entitled to a concurrent income tax deduction equal to the ordinary income recognized by the participant.

A participant who is granted an incentive stock option will not recognize taxable income at the time of exercise. However, the excess of the stock’s fair market value over the option price could be subject to the alternative minimum tax in the year of exercise (assuming the stock received is not subject to a substantial risk of forfeiture or is transferable). If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the sales price and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any income tax deduction. If the holding period requirements are not met, the incentive stock option will not meet the requirements of the tax and the tax consequences described for nonqualified stock options will apply.

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The final regulations promulgated under Section 409A of the Code became effective as of January 1, 2009. If certain awards fail to comply with Section 409A, a participant must include in ordinary income all deferred compensation conferred by the award, pay interest from the date of the deferral and pay an additional 20% tax. The award agreement for any award that is subject to Section 409A may include provisions necessary for compliance as determined by the Committee. The Company intends (but cannot and does not guarantee) that awards granted under the 2011 Incentive Plan will comply with the requirements of Section 409A or an exception thereto and intends to administer and interpret the 2011 Incentive Plan in such a manner.

Special Rules Applicable to Officers

In limited circumstances where the sale of stock that is received as the result of a grant of an award could subject an officer to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer may differ from the tax consequences described above. In these circumstances, unless a special election has been made, the principal difference usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or director to suit under Section 16(b) of the Exchange Act, but not longer than six months.

Tax Consequences to the Company or Its Affiliates

To the extent that an grantee recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the employee performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not subject to the $1 million deduction limit for certain executive compensation under Section 162(m) of the Code.

New Plan Benefits Table

Benefits under the 2011 Incentive Plan will depend on the Committee’s actions and the fair market value of the Company’s stock at various future dates. Consequently, it is not possible to determine the future benefits that will be received by 2011 Incentive Plan participants.

Proposed Amendment to the 2011 Incentive Plan

The Board has reviewed the options currently remaining in the option pool for the 2011 Incentive Plan and has determined that it is appropriate to increase the number of shares of common stock authorized for issuance under the 2011 Incentive Plan. As of July 19, 2013, (i) 500,000 shares have been issued upon exercise of options granted under the 2011 Incentive Plan and (ii) option grants representing 4,404,278 shares were outstanding under the 2011 Incentive Plan. The Board believes that an increase in the number of authorized shares is necessary for the continued optimal use of the 2011 Incentive Plan. Therefore, the Board has approved the proposed amendment to the 2011 Incentive Plan that would increase the number of shares authorized for issuance under the Plan from 5,300,000 to 12,400,000.

The Board has reviewed the annual limitation on the number of shares granted to any one Covered Employee in any one fiscal year under the current 2011 Incentive Plan. The Board believes that an increase in the annual limitation is desirable to allow the Company flexibility in the future. Therefore, the Board has approved the proposed amendment to the 2011 Incentive Plan that would increase the annual limitation on the number of shares granted to any one Covered Employee in any one fiscal year under the 2011 Incentive Plan from 750,000 shares to 1,500,000 shares.

Required Vote

Approval of the amendment to the 2011 Incentive Plan requires the affirmative vote of a majority of votes cast. Broker non-votes will not be treated as votes cast for purposes of determining approval of such proposal and will not be counted as votes for or against such proposal.

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THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE 2011 STOCK INCENTIVE PLAN

PROPOSAL NO. 4 - To approve, on an advisory basis, the compensation of the named executive officers, as disclosed in our Proxy Statement for the 2013 Annual Meeting of Stockholders

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank Act”) enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement. This advisory vote is commonly referred to as a “say-on-pay” proposal. Consistent with the mandate of the Dodd-Frank Act, we are seeking our stockholders’ approval, on an advisory basis, of the compensation of our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure includes the related compensation tables in this Proxy Statement).

The Compensation Committee, which is responsible for designing and administering our executive compensation program, has designed our executive compensation program to provide a competitive and internally equitable compensation and benefits package that reflects the Company performance, job complexity, and strategic value of the position while seeking to ensure the individual’s long-term retention and motivation and alignment with the long-term interests of our stockholders. We are asking our stockholders to indicate their support for our named executive officers compensation as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall fiscal 2013 compensation of our named executive officers described in this proxy statement. Accordingly, we are asking our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that our stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in our proxy statement for the 2013 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC.”

Vote Required; Board Recommendation

Adoption of this resolution will require the affirmative vote of the majority of the shares of common stock represented in person or by proxy at the meeting. Abstentions will not be counted as either votes cast for or against the Proposal.

The results of this advisory vote are not binding upon us. However, the Compensation Committee values the opinions expressed by stockholders in their vote, and will consider the outcome of the vote in deciding whether any actions are necessary to address concerns raised by the vote and when making future compensation decisions for named executive officers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADVISORY PROPOSAL ON EXECUTIVE COMPENSATION.

PROPOSAL NO. 5 - To determine, on an advisory basis, the frequency with which the stockholders of the Company wish to have an advisory vote on the compensation of the named executive officers (“Say-On-Pay”)

Consistent with the Dodd-Frank Act requirements, the Board of Directors is providing our stockholders with the opportunity to cast an advisory vote on how often we should submit a "say-on-pay" proposal, as provided for in Proposal No. 4 , to stockholders. We are providing stockholders with the following choices: the choice of whether the "say-on-pay" advisory vote should be submitted to the stockholders annually, every two years, every three years, or the choice to abstain from voting.

The Board of Directors believes that the "say-on-pay" advisory vote should be submitted to the stockholders once every year , and therefore the Board of Directors recommends that you vote for a one- year interval for the advisory vote on executive compensation, for the following reasons:

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•	An annual approach provides regular input by stockholders, on compensation philosophy, policies and practices as disclosed in proxy statement every year.

•	An annual vote will provide our Compensation Committee and our Board of Directors sufficient time to thoughtfully evaluate the results of the most recent advisory vote on executive compensation, discuss the implications of the vote with our stockholders and develop and implement any changes to our executive compensation program that may be appropriate in light of the vote.

•	Less frequent votes could allow an unpopular pay practice to continue too long without timely feedback.

We understand that our stockholders may have different views as to what is the best approach for the Board of Directors, and we look forward to hearing from our stockholders on this Proposal.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to the resolution set forth below.

"RESOLVED, that the stockholders of the Company determine, on an advisory basis, that the frequency with which the stockholders of the Company wish to have an advisory vote on the compensation of our named executive officers as disclosed pursuant to the SEC's compensation disclosure rules is:

•	Choice 1 — every three years;

•	Choice 2 — every two years;

•	Choice 3 — every year (recommended choice by the Board of Directors) ; or

•	Choice 4 — abstain from voting.

Abstentions will not be counted as either votes cast for or against the Proposal.

Vote Required; Board Recommendation

Stockholders are not voting to approve or disapprove the Board of Directors' recommendation. Stockholders may choose among the four choices included in the resolution above. While this is an advisory vote and, therefore, non-binding, the Board of Directors will give careful consideration to the choice which receives the most votes before determining the action the Board of Directors deems most appropriate for the Company and its stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE CHOICE OF “EVERY YEAR” AS THE FREQUENCY WITH WHICH WE SHOULD PROVIDE OUR STOCKHOLDERS WITH THE OPPORTUNITY TO CAST A “SAY-ON-PAY” ADVISORY VOTE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of the Company’s common stock as of June 30, 2013, by each person or group of affiliated persons known to the Company to beneficially own 5% or more of its common stock, each director, each named executive officer, and all of its directors and named executive officers as a group. As of June 30, 2013, there were 38,260,628 shares of common stock outstanding. Unless otherwise indicated, the address of each beneficial owner listed below is c/o Cryoport, Inc., 20382 Barents Sea Circle, Lake Forest, CA 92630.

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The following table gives effect to the shares of common stock issuable within 60 days of June 30, 2013, upon the exercise of all options and other rights beneficially owned by the indicated stockholders on that date. Unless otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares beneficially owned.

Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percentage of Shares of Common Stock Beneficially Owned
Executive Officers and Directors:
Jerrell W. Shelton	2,068,542	(1)	5.2%
Robert S. Stefanovich	112,459	(1)	*
Steven L. Leatherman	58,627	(1)	*
Adam M. Michelin	562,725	(1)	1.5%
Karen M. Muller	537,271	(1)	1.4%
Richard Rathmann	41,667	(1)	*
Stephen E. Wasserman	536,689	(1)	1.4%
All directors and named executive officers as a group (7 persons)	3,917,980		9.4%
Other Stockholders:
CNH Partners, LLC(3)	2,857,139	(1)	7.0	%(2)
Emergent Financial Group(4)	2,500,428	(1)	6.2%

Total for all Directors, Executive Officers and Other Stockholders	9,275,547		19.9%

*	Represents less than 1%
(1)	Includes shares which individuals shown above have the right to acquire as of June 30, 2013, or within 60 days thereafter, pursuant to outstanding stock options and/or warrants as follows: Mr. Shelton—1,558,548; shares; Mr. Stefanovich—112,459 shares; Mr. Leatherman—58,627 shares; Mr. Michelin—528,588 shares Ms. Muller—537,271 shares; Mr. Wasserman—536,689; CNH Partners LLC—2,857,139; and Emergent Financial Group—2,100,428.
(2)	The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the selling security holder has sole or shared voting power or investment power and also any shares which the selling security holder has the right to acquire within 60 days. For CNH Partners, LLC and James E. Flynn without regard to a 9.9% beneficial ownership limitation contained in its warrants, which limitation is subject to waiver by the holder upon 65 days prior written notice to us.
(3)	CNH Partners, LLC is deemed the beneficial owner of shares held by AQR Diversified Arbitrage Fund, AQR Opportunistic Premium Offshore Fund, L.P., Advanced Series Trust-AST Academic Strategies Asset Allocation Portfolio, AQR Absolute Return Master Account L.P., and CNH Diversified Opportunities Master Account, L.P. CNH Partners, LLC’s address is Two Greenwich Plaza, 3rd Floor, Greenwich Connecticut, 06830.
(4)	Emergent Financial Group’s address is 3600 American Boulevard West, Suite 6700, Bloomington, Minnesota 55431.

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EXECUTIVE COMPENSATION AND RELATED MATTERS

Executive Officers of the Company

The Company’s current executive officers are as follows:

Jerrell W. Shelton, age 68, became President and Chief Executive Officer of the Company on November 5, 2012. He served on the Board of Directors and standing committees of Solera Holdings, Inc. from April 2007 through November 2011. From June 2004 to May 2006, Mr. Shelton was the Chairman and CEO of Wellness, Inc., a provider of advanced, integrated hospital and clinical environments. Prior to that, he served as CEO of IBM’s WebFountain. From October 1998 to October 1999, Mr. Shelton was Chairman, President and CEO of NDC Holdings II, Inc. Between October 1996 and July 1998, he was President and CEO of Continental Graphics Holdings, Inc. And from October 1991 to July 1996, Mr. Shelton served as President and CEO of Thomson Business Information Group. Mr. Shelton has a B.S. in Business Administration from the University of Tennessee and an M.B.A. from Harvard University. Mr. Shelton currently serves on the Advisory Board of Directors and the Nominating and Stewardship committee of the Smithsonian Institution Libraries.

Robert S. Stefanovich, age 48, became Chief Financial Officer, Treasurer and Corporate Secretary for the Company on June 27, 2011 following the Company’s filing of its Form 10–K for the fiscal year ended March 31, 2011. On June 15, 2012, Mr. Stefanovich was appointed Principal Executive Officer. From November 2007 through March 2011, Mr. Stefanovich served as Chief Financial Officer of Novalar Pharmaceuticals, Inc., a venture-backed specialty pharmaceutical company. Prior to that, he held several senior positions, including interim Chief Financial Officer of Xcorporeal, Inc., a publicly traded medical device company, Executive Vice President and Chief Financial Officer of Artemis International Solutions Corporation, a publicly traded software company, Chief Financial Officer and Secretary of Aethlon Medical Inc., a publicly traded medical device company and Vice President of Administration at SAIC, a Fortune 500 company. Mr. Stefanovich also served as a member of the Software Advisory Group and an Audit Manager with Price Waterhouse LLP’s (now PricewaterhouseCoopers) hi-tech practice in San Jose, CA and Frankfurt, Germany. He currently also serves as a board member of Project InVision International, a provider of business performance improvement solutions. He received his Masters of Business Administration and Engineering from University of Darmstadt, Germany.

Steven L. Leatherman, age 59, became Chief Commercial Officer for the Company on April 2, 2012. Mr. Leatherman has more than 30 years of experience in sales and marketing, and operations management in the healthcare industry. Prior to joining the Company, Mr. Leatherman was Vice President of Global Surgical Supplies for Ansell Sandel Medical Solutions. From 2008 to 2011, Mr. Leatherman served as President of Sandel Medical Industries, a leader in healthcare safety solutions. From 2007 to 2008, he was general manager of Microflex, a division of BarrierSafe Solutions. Prior to that, he held several senior positions, including Director of Marketing for Bausch & Lomb, Surgical Division; Vice President of Marketing for Carl Zeiss Surgical, Inc.; Vice President, International Marketing for Terumo Heart, Inc.; and US Director of Marketing at Biotronik. Mr. Leatherman has a Bachelor’s Degree in Biology from the University of Nevada, and a Master’s in Business Administration from the University of Phoenix.

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SUMMARY COMPENSATION TABLE

The following table contains information with respect to the compensation for the fiscal years ended March 31, 2013 and 2012 of our chief executive officer and chief financial officer. We refer to the executive officers identified in this table as our “Named Executive Officers.”

Name and Principal Position	Fiscal Year	Salary(1) ($)		Bonus ($)		Option Awards(5) ($)		All Other Compensation ($)		Total Compensation ($)
Jerrell W. Shelton	2013	122,885	(12)			295,380	(13)	4,409	(14)	422,674
President and Chief Executive Officer
Robert S. Stefanovich	2013	225,000	(4)	—		40,652	(7)	—		265,652
Chief Financial Officer	2012	176,420	(9)	25,000	(10)	105,400	(7)	—		306,820
Steven L. Leatherman	2013	235,000	(4)	—		150,835	(6)			385,835
Chief Commercial Officer	2012	—		—		—		—		—
Larry G. Stambaugh	2013	6,923	(2)	—				241,115	(11)	248,038
Former President, Chief Executive Officer and Chairman	2012	360,000	(2)	—		—		—		360,000
Catherine M. Doll	2013	—		—		—		—		—
Former Chief Financial Officer	2012	3,510	(3)	—		—		72,145	(8)	75,655

(1)	This column represents salary as of the last payroll period prior to or immediately after March 31 of each fiscal year.
(2)	On August 21, 2009, the Compensation Committee approved an employment agreement with Mr. Stambaugh which had an effective commencement date of August 1, 2009, the details of which are described below. $57,794 and $360,000 were paid to Mr. Stambaugh in fiscal 2013 and 2012, respectively, per the terms of the employment agreement. Mr. Stambaugh resigned as President, Chief Executive Officer and Chairman on April 5, 2012.
(3)	This amount represents compensation earned by Ms. Doll as a consultant for the Company during fiscal 2012. The Company retained the services of Ms. Doll on July 29, 2009 pursuant to an agreement, the details of which are described below, and she was appointed by the Board of Director to the offices of Chief Financial Officer, Treasurer and Assistant Corporate Secretary effective as of August 20, 2009. Ms. Doll resigned the offices of Chief Financial Officer, Treasurer and Assistant Corporate Secretary on June 27, 2011, effective immediately following the Company’s filing of its Form 10-K for the fiscal year ended March 31, 2011.
(4)	This amount represents the annual base salary paid.
(5)	This column represents the total grant date fair value of all stock options granted in fiscal 2013 and the Company’s fiscal year ended March 31, 2012. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For information on the valuation assumptions with respect to the grants made in fiscal 2013 and 2012, refer to Note 1 “Organization and Summary of Significant Accounting Policies—Stock-Based Compensation” in the Company’s Form 10-K for the period ended March 31, 2013, filed with the SEC on June 25, 2013.
(6)	This amount represents the fair value of all options and warrants granted to Mr. Leatherman as compensation for services during fiscal 2013. Based on the recommendation of the Compensation Committee and approval by the Board, on April 2, 2012 Mr. Leatherman was granted an option to purchase 250,000 shares of common stock. The exercise price of the option is equal to the fair value of the Company’s stock as of the grant date.
(7)	This amount represents the fair value of all options granted to Mr. Stefanovich as compensation for services during fiscal 2013 and 2012. Based on the recommendation of the Compensation Committee and approval by the Board, on August 3, 2012 and June 20, 2011 Mr. Stefanovich was granted an option to purchase 100,000 and 125,000 shares of common stock, respectively. The exercise price of the option is equal to the fair value of the Company’s stock as of the grant date.
(8)	This amount represents the $72,145 earned by The Gilson Group, LLC during fiscal 2012 for financial and accounting consulting services including, SEC and financial reporting including the filing of the S-1, budgeting and forecasting and finance and accounting systems implementations and conversions. Ms. Doll is the owner and chief executive officer of The Gilson Group, LLC.
(9)	Reflects a pro-rated salary for Mr. Stefanovich who began employment with the Company on June 20, 2011 and became Chief Financial Officer Treasurer and Corporate Secretary for the Company on June 27, 2011.
(10)	Discretionary bonus earned by Mr. Stefanovich in fiscal year 2012.
(11)	Amount represents $180,000 severance payment, $50,871 personal time off payout and $10,244 cobra reimbursements to Mr. Stambaugh per the terms of his separation agreement.
(12)	Reflects a pro-rated salary for Mr. Shelton who began employment with the Company on November 5, 2012.
(13)	This amount represents the fair value of all options granted to Mr. Shelton as compensation for services as a director and officer of the Company during fiscal 2013. Based on the recommendation of the Board, on October 22, 2012, Mr. Shelton was granted an option to purchase 100,000 shares of the Company’s common stock upon joining the Board. Based on the recommendation of the Compensation Committee and approval by the Board, on November 5, 2012, Mr. Shelton was granted an option to purchase 1,650,000 shares of common stock in connection with his engagement as Chief Executive Officer of the Company.

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(14)	This amount represents board fees paid to Mr. Shelton as compensation for services as a director of the Company during fiscal 2013 prior to becoming Chief Executive Officer of the Company.

Narrative Disclosure to Summary Compensation Table

Employment Contracts

Jerrell W. Shelton

On November 5, 2012, the Company entered into an employment agreement (the “Initial Agreement”) with Mr. Shelton with respect to his employment as President and Chief Executive Officer. The Initial Agreement provided a term of six months. The Initial Agreement provided an initial annual base salary of $300,000 during the Term.

In addition, on the date of the Initial Agreement, Mr. Shelton was awarded two options giving him the right to acquire an aggregate of 1,650,000 shares of the Company’s common stock at an exercise price equal to the closing price of the Company’s common stock on the date of the Agreement, or $0.20 per share. The aggregate number of shares was determined by dividing $350,000 by the closing price of the Company’s common stock on the date of the Agreement, or $0.20 per share, and subtracting 100,000 shares, which is the number of shares of common stock that Mr. Shelton was given the right to purchase pursuant to the option that was issued to him in connection with his appointment to the Board of Directors on October 22, 2012. The first option issued in connection with the Agreement was issued under the Company’s 2011 Stock Incentive Plan and provides Mr. Shelton the right to purchase 650,000 shares of the common stock of the Company, which is the maximum that may be awarded to Mr. Shelton in this fiscal year under such plan. The second option provided Mr. Shelton the right to purchase 1,000,000 shares of common stock of the Company and was granted outside of the Company’s incentive plans. The options vest in six equal monthly installments during the Term and expire at the earlier of (a) ten years from the date of the Agreement, and (b) five (5) years from the date of the resignation and/or removal of the Mr. Shelton as a member of the Board of Directors of the Company.

On June 28, 2013, after the expiration of the Initial Agreement, the Company entered into a new employment agreement (the “Agreement”) with Mr. Shelton with respect to his employment as President and Chief Executive Officer. The Agreement is effective through May 14, 2017 (the “Term”).

The Agreement provides an initial annual base salary of $300,000 during the Term. In addition, on the date of the Agreement, Mr. Shelton was awarded options giving him the right to acquire an aggregate of 3,902,507 shares of the Company’s common stock at an exercise price equal to the closing price of the Company’s common stock on the date of the Agreement, or $0.27 per share, and was granted outside of the Company’s incentive plans. The option vests immediately with respect to 162,604 shares and the remaining right to purchase the remaining shares vests in equal monthly installments on the fifth of each month for forty six months beginning on July 5, 2013 and ending on May 5, 2017. Provided that such vesting will be accelerated on the date that the Company files a Form 10-Q or Form 10-K indicating an income from operations for the Company in two consecutive fiscal quarters and immediately in the event of a change of control of the Company.

Options expire at the earlier of (a) ten years from the date of the Agreement, and (b) twenty four (24) months from the date of the resignation and/or removal of the Mr. Shelton as Chief Executive Officer of the Company.

Mr. Shelton has agreed during the Term and for a period of one year following the termination of the Agreement, not to solicit, induce, entice or attempt to solicit, induce, or entice any employee of the Company to leave employment with the Company. Payments due to Mr. Shelton upon a termination of his employment agreement are described below.

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Robert S. Stefanovich

Although the Company does not have a written employment agreement with Mr. Stefanovich, pursuant to the terms of his offer letter, the Company has agreed to pay Mr. Stefanovich an annual base salary of $225,000 per year. In addition, he is eligible for an incentive bonus targeted at 25% of his annual base salary. Mr. Stefanovich is eligible to participate in all employee benefits plans or arrangements which may be offered by the Company during the term of his agreement. The Company shall pay the cost of Mr. Stefanvoich’s health insurance coverage in accordance with the Company’s plans and policies while he is an employee of the Company. Mr. Stefanovich is also eligible for fifteen (15) paid time off days a year, and is entitled to receive fringe benefits ordinarily and customarily provided by the Company to its senior officers. Payments due to Mr. Stefanovich upon a termination of his employment agreement with the Company are described below.

Larry G. Stambaugh (former President and Chief Executive Officer)

On August 21, 2009, the Compensation Committee approved an employment agreement with Mr. Stambaugh, the Company’s former Chief Executive Officer, President and Chairman, which commenced effective as of August 1, 2009 and continued in effect until April 5, 2012 (the “Stambaugh Employment Agreement”). Pursuant to the terms of the Stambaugh Employment Agreement, Mr. Stambaugh was paid an initial annual base salary of $360,000 which could have been increased from time to time at the discretion of Compensation Committee. Mr. Stambaugh also was eligible to receive a discretionary annual bonus of up to sixty percent (60%) of his then effective annualized base salary pursuant to an incentive plan that was to be prepared by the Company’s Board with Mr. Stambaugh’s participation and completed at the earliest practicable time. In addition, pursuant to the Stambaugh Employment Agreement, Mr. Stambaugh received a onetime incentive payment in the amount of $125,000 because the Company raised an aggregate of at least $5,000,000 pursuant to equity and/or convertible debt financings during the specified period. Mr. Stambaugh was eligible to participate in all employee benefits plans or arrangements which were offered by the Company during the term of his agreement. The Company paid the cost of Mr. Stambaugh’s health insurance coverage in accordance with the Company’s plans and policies during the term of the agreement. Mr. Stambaugh was also be eligible for twenty-five (25) paid time off days a year, and was entitled to receive fringe benefits ordinarily and customarily provided by the Company to its senior officers.

On December 10, 2008, Mr. Stambaugh was awarded a warrant to purchase 50,000 shares of common stock at an exercise price of $8.40 which vested as to 33  1 / 3 % of the underlying shares of common stock upon grant, with the remaining underlying shares vesting in equal installments on the first and second anniversary of the grant date. On October 9, 2009, Mr. Stambaugh was awarded an incentive stock option to acquire 67,000 shares of common stock of the Company at the exercise price of $4.50 per share. The right to exercise the stock option vested as to 33 1/3 % of the underlying shares of common stock upon grant, with the remaining underlying shares vesting in equal installments on the first and second anniversary of the grant date.

Mr. Stambaugh has agreed not to solicit any Company employees during the term of the Stambaugh Employment Agreement and the one year period following the termination of his employment. Payments due to Mr. Stambaugh upon a termination of his employment agreement are described below.

The Company has no other employment agreements with executive officers of the Company as of March 31, 2013.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2013

The following table shows information regarding unexercised stock options held by our Named Executive Officers as of fiscal year ended March 31, 2013:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date
Jerrell W. Shelton	41,667	(1)		58,333	(1)	$0.19	10/21/22
	433,333	(2)		216,667	(2)	$0.20	11/4/22
	666,667	(2)		333,333	(2)	$0.20	11/4/22
Robert Stefanovich	46,875	(5)	—	78,125	(5)	$0.86	6/19/21
		(7)		40,000	(7)	$0.43	8/2/22
	7,500	(8)		52,500	(8)	$0.43	8/2/22
Steve Leatherman	25,000	(9)	—	125,000	(9)	$0.62	4/1/22
	—	(10)	—	100,000	(10)	$0.62	4/1/22

Larry Stambaugh	362,232	(3)	—	—		$0.66	4/5/17	(6)
	210,000	(4)	—	—	(4)	$0.66	4/5/17	(6)

(1)	Based on the recommendation of the Compensation Committee and approval by the Board, Mr. Shelton was granted an option to purchase 100,000 shares of common stock exercisable at $0.19 per share on October 22, 2012 upon joining the board of directors. Options vests in twelve equal monthly installments. The exercise price for shares of common stock pursuant to the options is equal to the fair value of the Company’s stock as of the grant date.
(2)	Based on the recommendation of the Compensation Committee and approval by the Board, Mr. Shelton was granted an option to purchase 1,650,000 shares of common stock exercisable at $0.20 per share on November 5, 2012, which vests in six equal monthly installments. 650,000 of these options were issued under the 2011 stock option plan and 1,000,000 were issued outside of a plan. The exercise price for shares of common stock pursuant to the option is equal to the fair value of the Company’s stock as of the grant date.
(3)	Based on the recommendation of the Compensation Committee and approval by the Board, Mr. Stambaugh was granted an option to purchase 362,232 shares of common stock exercisable at $0.66 per share on September 15, 2010, in lieu of payment of his fiscal year 2010 cash bonus of $216,000. The option was fully vested at date of grant. The exercise price for shares of common stock pursuant to the option is equal to the fair value of the Company’s stock as of the grant date.
(4)	Based on the recommendation of the Compensation Committee and approval by the Board, Mr. Stambaugh was granted an option to purchase 420,000 shares of common stock exercisable at $0.66 per share on September 15, 2010. The right to exercise the stock option vested as to 25% of the underlying shares of common stock upon grant, with the remaining underlying shares vesting in equal installments on the first, second and third anniversary of the grant date. The exercise price for shares of common stock pursuant to the option is equal to the fair value of the Company’s stock as of the grant date.
(5)	Based on the recommendation of the Compensation Committee and approval by the Board, Mr. Stefanovich was granted an option to purchase 125,000 shares of common stock exercisable at $0.86 per share on June 20, 2011. The option vests in six month installments over a four year period. The exercise price for the shares of common stock pursuant to the option is equal to the fair value of the Company’s stock on the date of grant.
(6)	In connection with Mr. Stambaugh’s resignation as Chief Executive Officer and Chairman of the Board, which was effective on April 5, 2012, the Company extended the exercise period of two stock options granted to Mr. Stambaugh on September 10, 2010, with exercise prices of $0.66 per share until April 5, 2017 with respect to those underlying shares of common stock vested as of April 5, 2012, which amount to 362,232 and 210,000 shares of the Company’s common stock, respectively.
(7)	Based on the recommendation of the Compensation Committee and approval by the Board, Mr. Stefanovich was granted an option to purchase 40,000 shares of common stock exercisable at $0.43 per share on August 3, 2012. The option vests based on certain performance criteria. The exercise price for the shares of common stock pursuant to the option is equal to the fair value of the Company’s stock on the date of grant.
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(8)	Based on the recommendation of the Compensation Committee and approval by the Board, Mr. Stefanovich was granted an option to purchase 60,000 shares of common stock exercisable at $0.43 per share on August 3, 2012. The option vests in six month installments over a four year period. The exercise price for the shares of common stock pursuant to the option is equal to the fair value of the Company’s stock on the date of grant.
(9)	Based on the recommendation of the Compensation Committee and approval by the Board, Mr. Leatherman was granted an option to purchase 150,000 shares of common stock exercisable at $0.62 per share on April 2, 2012. The option vests in six month installments over a four year period. The exercise price for the shares of common stock pursuant to the option is equal to the fair value of the Company’s stock on the date of grant.
(10)	Based on the recommendation of the Compensation Committee and approval by the Board, Mr. Leatherman was granted an option to purchase 100,000 shares of common stock exercisable at $0.62 per share on April 2, 2012. The option vests based on certain performance criteria. The exercise price for the shares of common stock pursuant to the option is equal to the fair value of the Company’s stock on the date of grant.

 Equity Compensation Plan Information

We currently maintain three equity compensation plans, referred to as the 2002 Stock Incentive Plan (the “2002 Plan”), the 2009 Stock Incentive Plan (the “2009 Plan”) and the 2011 Stock Incentive Plan (the “2011 Plan”). Our Compensation Committee is responsible for making, reviewing and recommending grants of options and other awards under these plans which are approved by the Board.

The 2002 Plan, which was approved by our stockholders in October 2002, allows for the grant of options to purchase up to 500,000 shares of the Company’s common stock. The 2002 Plan provides for the granting of options to purchase shares of our common stock at prices not less than the fair market value of the stock at the date of grant and generally expire 10 years after the date of grant. The stock options are subject to vesting requirements, generally three or four years. The 2002 Plan also provides for the granting of restricted shares of common stock subject to vesting requirements. As of June 30, 2013, no shares are available for future issuances as the 2002 Plan has expired.

The 2009 Plan, which was approved by our stockholders at our 2009 Annual Meeting of Stockholders held on October 9, 2009, provides for the grant of stock-based incentives. The 2009 Plan allows for the grant of up to 1,200,000 shares of our common stock for awards to our officers, directors, employees and consultants. The 2009 Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock rights, restricted stock, performance share units, performance shares, performance cash awards, stock appreciation rights, and stock grant awards. The 2009 Plan also permits the grant of awards that qualify for the “performance-based compensation” exception to the $1,000,000 limitation on the deduction of compensation imposed by Section 162(m) of the Code. As of June 30, 2013, a total of 299,741 shares of our common stock remained available for future grants under the 2009 Plan.

The 2011 Plan, as amended, which was approved by our stockholders at our 2011 Annual Meeting of Stockholders held on September 22, 2011 and, with respect to the amendment, at our 2012 Annual Meeting of Stockholders held on September 13, 2012, provides for the grant of stock-based incentives. The 2011 Plan allows for the grant of up to 5,300,000 shares of our common stock for awards to our officers, directors, employees and consultants. The 2011 Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock rights, restricted stock, performance share units, performance shares, performance cash awards, stock appreciation rights, and stock grant awards. The 2011 Plan also permits the grant of awards that qualify for the “performance-based compensation” exception to the $1,000,000 limitation on the deduction of compensation imposed by Section 162(m) of the Code. As of June 30, 2013, a total of 436,703 shares of our common stock remained available for future grants under the 2011 Plan.

In addition to the stock options issued pursuant to the Company’s three stock incentive plans, the Company has granted warrants to employees, officers, non-employee directors and consultants. The warrants are generally not subject to vesting requirements and have ten-year terms.

The following table sets forth certain information as of June 30, 2013 concerning the Company’s common stock that may be issued upon the exercise of options or warrants or pursuant to purchases of stock under the 2002 Plan, the 2009 Plan, the 2011 Plan and other stock based compensation:

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Plan Category	(a) Number of Securities to be Issued Upon the Exercise of Outstanding Options and Warrants	(b) Weighted-Average Exercise Price of Outstanding Options and Warrants	(c) Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders	5,399,456	$0.48	736,444
Equity compensation plans not approved by stockholders(1)	6,861,433	$0.63	N/A

	12,260,889		736,444

(1)	During November 5, 2012 through June 30, 2013, a total of 6,548,578 options were granted to employees outside of an option plan. In the past the Company has issued warrants to purchase 327,415 shares of common stock in exchange for services provided to the Company, of which warrants to purchase 312,855 shares of common stock are outstanding. The exercise prices ranged from $2.80 to $10.80 and generally vested upon issuance. Other than the officers and directors described below, 15 consultants and former officers and directors received warrants to purchase 301,660 shares of common stock in this manner.

The following current director also received warrants to purchase the following number of shares of common stock:

Adam Michelin, Director	25,755

Potential Payments On Termination Or Change In Control

Pursuant to Mr. Shelton’s employment agreement, if Mr. Shelton terminates the Agreement, he dies, or he is terminated for “Cause” (as defined in the agreement), he will be entitled to all compensation and benefits that he earned through the date of termination. If he is terminated for Cause, the Company may, to the extent allowed by law may set off losses, fines or damages that he has caused as a result of his misconduct. If he is terminated “without cause” (as defined in the agreement), he will be entitled to continuation of base salary for three months following termination and one half of unvested options as of date of termination shall become fully vested. In the event the Company terminates his employment, except if for “Cause” (as defined in the agreement), within twelve (12) months after a Change in Control (as defined in the Cryoport, Inc. 2011 Stock Incentive Plan), then, Mr. Shelton will be entitled to: (i) the continuation of his base salary for twelve (12) months following the date of termination, which shall be paid in accordance with the Company’s ordinary payroll practices in effect from time to time, and which shall begin on the first payroll period immediately following the date on which the general release and waiver becomes irrevocable; and (ii) all options previously granted to Mr. Shelton will become fully vested and exercisable as of the date of termination.

Pursuant to Mr. Stefanovich’s employment offer, in the event that Mr. Stefanovich’s employment with the Company is terminated as a result of a “change of control,” as is defined in the Company’s 2009 incentive plan, he will be entitled to receive a severance payment equal to twelve months of his base salary, continuation of health benefits for a period of twelve months, and the unvested portion of his stock option grants immediately shall vest in full. Separately, in the event his employment is terminated by the Company for reasons other than cause, Mr. Stefanovich will be entitled to receive a severance payment equal to six months of his base salary plus continuation of health benefits for a period of six months.

In connection with Mr. Stambaugh’s resignation as Chief Executive Officer and Chairman of the Board, which was effective on April 5, 2012, the Company paid Mr. Stambaugh a lump sum severance payment of $180,000 and extended the exercise period of two stock options granted to Mr. Stambaugh on September 10, 2010, with exercise prices of $0.66 per share until April 5, 2017 with respect to those underlying shares of common stock vested as of April 5, 2012, which amount to 362,232 and 210,000 shares of the Company’s common stock, respectively.

The 2002 Plan, 2009 Plan and 2011 Plan each provide that in the event of a “change of control,” the applicable option agreement may provide that such options or shares will become fully vested and may be immediately exercised by the person who holds the option, at the discretion of the board.

The Company does not provide any additional payments to named executive officers upon their resignation, termination, retirement, or upon a change of control.

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Change in Control Agreements

There are no understandings, arrangements or agreements known by management at this time which would result in a change in control of the Company or any subsidiary.

DIRECTOR COMPENSATION

Compensation for the Board is governed by the Company’s Compensation Committee. Effective August 21, 2009 through May 2, 2012 the fees payable to non-employee directors were set at a flat fee of $15,000 per quarter with no additional fees payable for committee membership or serving as chairman of a committee. Effective May 3, 2012, the cash compensation that each non-employee director is paid $40,000 annually, except for the non-employee Chairman of the Board who is paid $56,000 annually. In addition, each non-employee director who serves as Chairman of one or more Board Committees will be paid additional cash compensation of $8,000 annually for all Committee Chairmanships.

Effective June 4, 2010, the Board created the position of Lead Independent Director, which was subsequently terminated on April 5, 2012 upon the appointment of a non-employee director as Chairman of the Board. The Lead Independent Director received $3,000 per quarter in addition to the regular director compensation.

In addition, effective May 3, 2012, each non-employee director is awarded a stock option to purchase 50,000 shares of the Company’s common stock on the date of the Company’s annual meeting of stockholders, except for the non-employee Chairman of the Board who is awarded a stock option to purchase 80,000 shares of the Company’s common stock. In addition, each new non-employee director will be granted a stock option to purchase 100,000 shares of the Company’s common stock upon joining the Board.

On May 3, 2012, Mr. Michelin was granted options to purchase a total of 60,000 shares of the Company’s common stock with an exercise price of $0.44 per share which vest on September 22, 2012 for his service as a director, Chairman of the Audit Committee, and as a member of the Compensation Committee and the Nomination and Governance Committee during fiscal 2012 and fiscal 2013 and Lead Independent Director during fiscal 2012. The options to purchase a total of 35,000 shares were issued in connection with the services he provided during fiscal 2012.

On May 3, 2012, Mr. Wasserman was granted options to purchase a total of 138,356 shares of the Company’s common stock with an exercise price of $0.44 per share which vest on March 29, 2013 for his service as a director, Chairman of the Board and member of the Compensation Committee, Audit Committee and Governance and Nominating Committee during fiscal 2012 and fiscal 2013.

On May 3, 2012, Ms. Muller was granted options to purchase a total of 166,438 shares of the Company’s common stock with an exercise price of $0.44 per share of which 116,438 shares immediately vested and the remaining 50,000 shares vest on September 22, 2012 for her service as a director, Chairman of the Compensation Committee and Nomination and Governance Committee, and a member of the Audit Committee during fiscal 2012 and fiscal 2013. The options to purchase a total of 127,771 shares were issued in connection with the services she provided during fiscal 2012.

On July 12, 2012, Mr. Michelin, Mr. Wasserman, and Ms. Muller were each granted an option to purchase 100,000 shares of the Company’s common stock with an exercise price of $0.36 per share which were fully vested upon issuance for their service as the Office of the Chief Executive for the months of April, May, and June 2012.

Annual awards were granted at the shareholders meeting on September 13, 2012. Mr. Michelin, Mr. Wasserman, and Ms. Muller were each granted an option to purchase 50,000, 80,000 and 50,000 shares, respectively, of the Company’s common stock with an exercise price of $0.30 per share

On October 9, 2012, Mr. Michelin, Mr. Wasserman, and Ms. Muller were each granted an option to purchase 125,000 shares of the Company’s common stock with an exercise price of $0.17 per share which were fully vested upon issuance for their service as the Office of the Chief Executive for the months of July, August and September 2012.

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On December 12, 2012, Mr. Michelin, Mr. Wasserman, and Ms. Muller were each granted an option to purchase 50,000, 100,000 and 100,000 shares, respectively, of the Company’s common stock with an exercise price of $0.18 per share which were fully vested upon issuance for their service as the Office of the Chief Executive for the months of October and part of November 2012.

The following table sets forth the director compensation of the non-employee directors of the Company during fiscal 2013.

Name	Fees Earned Or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Adam M. Michelin	$49,065	$—	$90,960	—	$140,025
Karen Muller	49,065	—	137,711	—	186,776
Richard Rathmann	—	—	44,520	—	44,520
Stephen Wasserman	57,817	—	139,483	—	197,300

(1)  Fees earned or paid in cash as shown in this schedule represent payments and accruals for directors’ services earned during fiscal 2013.

(2)  This column represents the total grant date fair value of all stock options granted in fiscal 2013. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For information on the valuation assumptions with respect to the grants made in fiscal 2013, refer to Note 1 “Organization and Summary of Significant Accounting Policies—Stock-Based Compensation” in the Company’s Form 10-K for the period ended March 31, 2013, filed with the SEC on June 25, 2013.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board has furnished the following report on the Company’s audit procedures and its relationship with its independent registered public accounting firm for fiscal 2013.

The Audit Committee has reviewed and discussed with the Company’s management the audited consolidated financial statements. The Audit Committee has also discussed with KMJ Corbin & Company LLP the matters required to be discussed by Auditing Standards No. 61, as amended (AICPA Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T which includes, among other items, matters related to the conduct of the audit of the Company’s consolidated financial statements.

The Company’s independent registered public accounting firm, KMJ Corbin & Company LLP, also provided to the Audit Committee the written disclosures and the letter required by the Public Company Accounting Oversight Board (PCAOB) Ethics and Independence Rules and Standards as adopted by the PCAOB, and the Audit Committee discussed with the independent registered public accounting firm that firm’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report Form 10-K for fiscal 2013 filed with the SEC.

Audit Committee
Adam M. Michelin (Chairman)
Stephen E. Wasserman
Karen M. Muller

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Pursuant to Instruction 1 to Item 407(d) of Regulation S-K, the information set forth under “Audit Committee Report” shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C, other than as provided in Item 407 of Regulation S-K, or to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act or the Exchange Act. Such information will not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent we specifically incorporate it by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has established policies and other procedures regarding approval of transactions between the Company and any employee, officer, director, and certain of their family members and other related persons, including those required to be reported under Item 404 of Regulation S-K. These policies and procedures are generally not in writing, but are evidenced by long standing principles set forth in our Code of Conduct or adhered to by our Board. As set forth in the Audit Committee Charter, the Audit Committee reviews and approves all related- party transactions after reviewing such transaction for potential conflicts of interests and improprieties. Accordingly, all such related-party transactions are submitted to the Audit Committee for ongoing review and oversight. Generally speaking, we enter into related-party transactions only on terms that we believe are at least as favorable to our company as those that we could obtain from an unrelated third party.

The following related-party transaction were approved or ratified by at least two independent directors and future material affiliated transactions will be approved by a majority of the independent directors who do not have an interest in the transaction and who had access, at the issuer’s expense, to issuer’s or independent legal counsel.

On May 9, 2013, Richard Rathmann, Director, invested $100,000 in the Bridge Notes offered by the Company to certain accredited investors.  For information on terms related to the Bridge Notes, refer to Note 8 “Convertible Debentures Payable” in the Company’s Form 10-K for the period ended March 31, 2013 filed with the SEC on June 25, 2013.  In addition, on July 12, 2013, GBR Investments, LLC, invested $100,000 in the Bridge Notes offered by the Company to certain accredited investors and also received a warrant to purchase 400,000 shares of common stock at an exercise price of $0.25 per share, pursuant to the terms of such offering.  Richard Rathmann is the Manager of GBR investments, LLC and is considered an indirect beneficial owner of these securities.

On July 29, 2009, the Board of Directors of the Company appointed Ms. Catherine M. Doll, a consultant, to the offices of Chief Financial Officer, Treasurer and Assistant Corporate Secretary, which became effective on August 20, 2009. Effective June 27, 2011, following the Company’s filing of its Form 10-K for the fiscal year ended March 31, 2011 and in connection with the appointment of Mr. Robert S. Stefanovich as the Company’s Chief Financial Officer, Treasurer and Corporate Secretary, Ms. Catherine Doll resigned as the Company’s Chief Financial Officer.

Ms. Doll is the owner and chief executive officer of The Gilson Group, LLC. The Gilson Group, LLC provided the Company financial and accounting consulting services, including SEC and financial reporting such as the filing of the S-1 registration statements, budgeting and forecasting and finance and accounting systems implementations and conversions.

Related-party consulting fees for these services were zero and $75,655 for the years ended March 31, 2013 and 2012 , respectively. On October 9, 2009, the Compensation (formerly the Compensation and Governance Committee) Committee granted Ms. Doll an option to purchase 2,000 shares of common stock at an exercise price of $4.50 per share (the closing price of the Company’s stock on the date of grant) valued at $8,480 as calculated using the Black-Scholes option pricing model and is included in selling, general and administrative expense. The assumptions used under the Black-Scholes pricing model included: a risk free rate of 2.36%; volatility of 182%; an expected exercise term of 4.25 years; and no annual dividend rate. The right to exercise the stock option vested as to 33  1 / 3 % of the underlying shares of common stock upon grant, with the remaining underlying shares vesting in equal installments on the first and second anniversary of the grant date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC reports of beneficial ownership and reports of changes in beneficial ownership in the Company’s securities. Such directors, executive officers and 10% stockholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms received by it, the Company believes that during fiscal 2013, all Section 16(a) filings applicable to its directors, officers, and 10% stockholders were filed on a timely basis.

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STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

For inclusion in the Proxy Statement and form of proxy relating to the 2013 Annual Meeting of Stockholders of the Company, a stockholder proposal intended for presentation at that meeting must be submitted in accordance with the applicable rules of the SEC and received by the Secretary, 20382 Barents Sea Circle, Lake Forest, California, 92630, telephone: (949) 470-2300, on or before March 31, 2014. A stockholder proposal submitted other than pursuant to Rule 14a-8 will be timely for purposes of Rule 14a-4(c)(1) if submitted to the Company on or before June 13, 2014. If a proposal is not submitted timely pursuant to Rule 14a-4(c)(1), the proxy holders named in the Company’s Proxy Statement for the 2014 Annual Meeting of Stockholders will have discretionary authority to vote with respect to any such proposal subsequently raised at that meeting. The Secretary will forward all director nominee recommendations to the Board for its review.

Other Matters

Neither the Board nor the management knows of any other business to be presented at the Annual Meeting, but if other matters do properly come before the Annual Meeting, it is intended that the persons named on the proxy card will vote on those matters in accordance with their best judgment.

Annual Report on Form 10-K

A copy of the Company’s Annual Report on Form 10-K, as filed with the SEC, will be furnished by first class mail, within one business day of receipt of request, without charge to any person from whom the accompanying proxy is solicited upon written request to Cryoport, Inc., ATTN: Secretary, 20382 Barents Sea Circle, Lake Forest, California 92630.

By Order of the Board of Directors

/s/ Jerrell W. Shelton
Jerrell Shelton, Chief Executive Officer

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Exhibit A

CryoPort, Inc.

2011 Stock Incentive Plan

(as amended and restated ________, 2013)

(APPROVED BY THE BOARD OF DIRECTORS

AND SUBJECT TO STOCKHOLDER APPROVAL

AT THE 2013 ANNUAL MEETING)

CryoPort, Inc.

2011 Stock Incentive Plan

(as amended and restated _________, 2013)

ARTICLE 1

ESTABLISHMENT, PURPOSE, EFFECTIVE DATE, AND EXPIRATION DATE

1.1 Purpose. The purpose of the CryoPort, Inc. 2011 Stock Incentive Plan (the “Plan”) is to promote the interests and long-term success of the Company and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Company and by motivating such persons to contribute to the continued growth and profitability of the Company. The Plan seeks to achieve this purpose by providing Awards in the form of Options, Restricted Stock Rights, Restricted Stock, Performance Shares, Performance Share Units, Performance Cash Awards, Stock Appreciation Rights and Stock Grant Awards. The Plan also permits the grant of awards that qualify for the “performance-based compensation” exception to the limitations on the deduction of compensation imposed by Section 162(m) of the Code.

1.2 Effective Date. The Plan was adopted by the Board of Directors on July 19, 2011 and the Plan will be effective on the date it is approved by the Company’s stockholders at the Company’s 2011 Annual Meeting (the “Effective Date”).

1.3 Expiration Date. The Plan will expire on, and no Award may be granted under the Plan after, the tenth (10) anniversary of the Effective Date unless the stockholders of the Company vote to approve an extension of the Plan prior to such expiration date. Any Awards that are outstanding on the tenth anniversary of the Effective Date (or such later expiration date as approved by the Company’s stockholders) shall remain in force according to the terms of the Plan and the Award Agreement.

ARTICLE 2

DEFINITIONS

2.1 Definitions. When a word or phrase appears in this Plan document with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase will generally be given the meaning ascribed to it in this Section 2.1 unless a clearly different meaning is required by the context. The following words and phrases will have the following meanings:

(a) “Affiliate” means: (i) any member of a “controlled group of corporations” (within the meaning of Section 414(b) of the Code as modified by Section 415(h) of the Code) that includes the Company as a member of the group; and (ii) any member of a group of trades or businesses under common control (within the meaning of Section 414(c) of the Code as modified by Section 415(h) of the Code) that includes the Company as a member of the group. In applying Section 1563(a)(1), (2) and (3) of the Code for purposes of determining the members of a controlled group of corporations under Section 414(b) of the Code, the language “at least 50 percent” shall be used instead of “at least 80 percent” each place it appears in Section 1563(a)(1), (2) and (3) and in applying Treasury Regulation Section 1.414(c)-2 for purposes of determining the members of a group of trades or businesses (whether or not incorporated) that are under common control for purposes of Section 414(c) of the Code, the language “at least 50 percent” shall be used instead of “at least 80 percent” each place it appears in Treasury Regulation Section 1.414(c)-2.

(b) “Annual Meeting” or “Annual Meeting Date” means the dates established for the annual meetings of the Company’s stockholders pursuant to the Company’s Bylaws.

(c) “Award” means any Option, Restricted Stock Right, Restricted Stock, Performance Share, Performance Share Unit, Performance Cash, Stock Appreciation Right or Stock Grant Award granted pursuant to the Plan.

(d) “Award Agreement” means any written agreement or other document evidencing an Award.

(e) “Board” means the Board of Directors of the Company, as constituted from time to time.

(f) “Cause” means any of the following:

(i) Gross and willful misconduct which results in material injury to the Company; or

(ii) Engaging in fraudulent conduct with respect to the Company’s or any of its Affiliates’ business or conduct of a criminal nature that may have an adverse impact on the Company’s or any of its Affiliates’ standing and reputation; or

(iii) The material failure or refusal of a Participant to perform the duties required of the Participant by the Board, which inappropriate failure or refusal is not cured within 30 days following receipt, by Participant, of written notice from the Board specifying the factors or events constituting such failure or refusal; or

(iv) The use of drugs and/or alcohol in violation of the Company’s then current Company policies.

(g) “Chief Executive Officer” or “CEO” means the Chief Executive Officer of the Company.

(h) “Change in Control” means any one or more of the following events:

(i) The date that any one person, or more than one person acting as a group (as determined in accordance with Treasury Regulation Section 1.409A-3(i)(5)), acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company. If any one person or more than one person acting as a group is considered to own more than 50% of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons will not be considered to be a “Change of Control.” This paragraph (i) only applies when there is a transfer of stock of the Company (or issuance of stock of the Company) and stock in the Company remains outstanding after the transaction;

(ii) The date that any one person, or more than one person acting as a group (as determined in accordance with Treasury Regulation Section 1.409A-3(i)(5)), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, “gross fair market value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets; or

(iii) The date that any person, or more than one person acting as a group (as determined in accordance with Treasury Regulation 1.409A-3(i)(5)), acquires (or has acquired during the 12-month period ending on the most recent acquisition by such person or persons) ownership of stock of Company possessing 30% or more of the total voting power of the stock of Company.

The transfer of stock or assets of the Company in connection with a bankruptcy filing by or against the Company under Title 11 of the United States Code will not be considered to be a Change of Control for purposes of this Plan. Additionally, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

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(i) “Code” means the Internal Revenue Code of 1986, as amended. All references to the Code shall be interpreted to include a reference to any applicable regulations, rulings or other official guidance promulgated pursuant to such section of the Code.

(j) “Committee” means the Compensation Committee or any such committee as may be designated by the Board to administer the Plan, provided that at all times the membership of such committee shall not be less than two (2) members of the Board. Each Committee member must be: (i) a “non-employee director” (as defined in Rule 16b-3 under the Exchange Act) if required to meet the conditions of exemption for the Awards under the Plan from Section 16(b) of the Exchange Act; and (ii) an “outside director” as defined in Section 162(m) of the Code and the regulations issued thereunder.

(k) “Company” means CryoPort, Inc., or any successor as provided in Section 20.4.

(l) “Consultant” means a consultant or adviser who provides services to the Company or an Affiliate as an independent contractor and not as an Employee; provided however that a Consultant may become Participant this Plan only if he or she (i) is a natural person, (ii) provides bona fide services to the Company, and (iii) provides services that are not in connection with the offer or sale of the Company’s securities in a capital-raising transaction and do not promote or maintain a market for the Company’s securities.

(m) “Covered Employee” means an Employee who is, or could be, a “covered employee” as defined by Section 162(m) of the Code.

(n) “Disability” means the inability of a Participant to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The permanence and degree of impairment shall be supported by medical evidence.

(o) “Effective Date” means the date on which the stockholders of the Company approve the Plan as described in Section 1.2.

(p) “Employee” means a common-law employee of the Company or an Affiliate.

(q) “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. All references to a section of ERISA shall be interpreted to include a reference to any applicable regulations, rulings or other official guidance promulgated pursuant to such section of ERISA.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s) “Fair Market Value” means the closing price of one share of Stock as reported on the OTC Markets or such other exchange on which the Stock is traded on the date such value is determined. If the Stock is not traded on such date, the fair market value is the price on the first immediately preceding business day on which Stock was so traded.

(t) “Good Reason” means any of the following:

(i) A material diminution by the Company of a Participant’s then existing base salary or incentive compensation opportunity; or

(ii) A material diminution in a Participant’s authorities, duties and/or responsibilities so as to cause a Participant’s position with the Company to become of materially less dignity, responsibility and/or importance than those associated with the Participant’s functions, duties and/or responsibilities immediately prior to such reduction; or

(iii) The Company’s decision to permanently relocate a Participant’s residence or the Company’s principal business office by more than 60 miles from its then current location.

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(u) “Grant Date” means the date the Committee approves the Award or a date in the future on which the Committee determines the Award will become effective.

(v) “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(w) “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

(x) “Option” means the right to purchase Stock at a stated price for a specified period of time. An Option may either be an Incentive Stock Option or a Non-Qualified Stock Option.

(y) “Participant” means an individual who, as an Employee, officer or Non-Employee Director of, or Consultant to, the Company, or any Affiliate, has been granted an Award under the Plan.

(z) “Performance-Based Award” means an Award granted to select Covered Employees pursuant to Articles 7, 8 and 10 that is subject to the terms and conditions set forth in Article 11. All Performance-Based Awards are intended to qualify as “performance-based compensation” exempt from the deduction limitations imposed by Section 162(m) of the Code.

(aa) “Performance Cash Award” means an Award evidencing the right to receive a payment in cash as determined by the Committee.

(bb) “Performance Criteria” means the criteria or any combination of criteria, that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant during a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: revenue; revenue growth; earnings (including earnings before interest, taxes, depreciation and amortization); operating income; operating margin; pre- and after-tax income; cash flow (before and after dividends); cash flow per share (before and after dividends); net earnings; earnings per share; return on equity; return on capital (including return on total capital or return on invested capital); cash flow return on investment; return on assets or net assets; economic value added; share price performance; total stockholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; improvement in or attainment of working capital levels; market penetration, geographic goals, business expansion goals, development of strategic relationships with customers and/or vendors; and development and execution on strategic acquisitions. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for a particular Performance Period for a particular Participant.

(cc) “Performance Goals” means the goal or goals established in writing by the Committee for a Performance Period based on the Performance Criteria. Depending on the Performance Criteria used to establish Performance Goals, the Performance Goals may be expressed in terms of overall Company performance, or the performance of a division, Affiliate, or an individual. The Performance Goals may be stated in terms of absolute levels or relative to another company or companies or to an index or indices.

(dd) “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

(ee) “Performance Share” means a right granted to a Participant to receive a payment in the form of Stock, the payment of which is contingent upon achieving certain performance goals established by the Committee.

(ff) “Performance Share Unit” means a right granted to a Participant to receive a payment in the form of Stock, cash, or a combination thereof, the payment of which is contingent upon achieving certain performance goals established by the Committee.

(gg) “Plan” means the CryoPort, Inc. 2011 Stock Incentive Plan.

(hh) “Restricted Period” means the period during which Restricted Stock, Restricted Stock Rights, Performance Shares, or Performance Share Units are subject to restrictions pursuant to the relevant provisions of the Plan.

(ii) “Restricted Stock” means Stock granted to a Participant pursuant to Article 7 that is subject to certain restrictions and to the risk of forfeiture.

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(jj) “Restricted Stock Right” means the right granted to a Participant pursuant to Article 7 to receive cash or Stock in the future, the payment of which is subject to certain restrictions and to the risk of forfeiture.

(kk) “Separation from Service” means either: (i) the termination of a Participant’s employment with the Company and all Affiliates due to death, retirement or other reasons; or (ii) a permanent reduction in the level of bona fide services the Participant provides to the Company and all Affiliates to an amount that is 20% or less of the average level of bona fide services the Participant provided to the Company and all Affiliates in the immediately preceding 36 months, with the level of bona fide service calculated in accordance with Treasury Regulation Section 1.409A-1(h)(1)(ii).

Solely for purposes of determining whether a Participant has a “Separation from Service,” a Participant’s employment relationship is treated as continuing while the Participant is on military leave, sick leave, or other bona fide leave of absence (if the period of such leave does not exceed six months, or if longer, so long as the Participant’s right to reemployment with the Company or an Affiliate is provided either by statute or contract). If the Participant’s period of leave exceeds six months and the Participant’s right to reemployment is not provided either by statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the expiration of such six-month period. Whether a Termination of Employment has occurred will be determined based on all of the facts and circumstances and in accordance with regulations issued by the United States Treasury Department pursuant to Section 409A of the Code.

In the case of a Non-Employee Director, Separation from Service means that such Director has ceased to be a member of the Board.

(ll) “Specified Employee” means certain officers and highly compensated Employees of the Company as defined in Treasury Regulation Section 1.409A-1(i). The identification date for determining whether any Employee is a Specified Employee during any calendar year shall be the September 1 preceding the commencement of such calendar year.

(mm) “Stock” means the Common Stock of the Company, no par value per share.

(nn) “Stock Appreciation Right” or “SAR” means the right to receive a payment equal to the excess of the Fair Market Value of one share of Stock on the date of exercise of the SAR over the grant price of the SAR as determined pursuant to Article 9 and the applicable Award Agreement.

(oo) “Stock Grant Award” means the grant of Stock to a Participant.

(pp) “Termination of Employment” means, in the context of an Award that is subject to the requirements of Section 409A of the Code, a “Separation from Service”. In the case of any other Award, “Termination of Employment” will be given its natural meaning.

2.2 Gender and Number. Except when otherwise indicated by the context, words in the masculine gender when used in this Plan document will include the feminine gender, the singular includes the plural, and the plural includes the singular.

ARTICLE 3

ELIGIBILITY AND PARTICIPATION

3.1 General Eligibility. Awards may be made only to those Participants who are Employees, officers, Consultants to and Non-Employee Directors of the Company on the Grant Date of the Award.

3.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards will be granted and will determine the nature and amount of each Award.

ARTICLE 4

ADMINISTRATION

4.1 Administration by the Committee. The Committee shall be responsible for the administration of the Plan. The Committee, by majority action thereof, is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Committee in good faith pursuant to the provisions of the Plan shall be final, binding and conclusive for all purposes of the Plan.

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4.2 Authority of the Committee. The Committee shall have the authority, in its sole discretion, to determine the Participants who: (i) are entitled to receive Awards under the Plan; (ii) the types of Awards; (iii) the times when Awards shall be granted; (iv) the number of Awards; (v) the purchase price or exercise price, if any; (vi) the period(s) during which such Awards shall be exercisable (whether in whole or in part); (vii) the restrictions applicable to Awards; (viii) the form of each Award Agreement, which need not be the same for each Participant; (ix) the other terms and provisions of any Award (which need not be identical); and (x) the schedule for lapse of forfeiture restrictions or restrictions on exercisability of an Award and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines. The Committee shall have the authority to modify existing Awards, subject to Article 16 of this Plan. Notwithstanding the foregoing, the Committee will not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards other than as provided in an Award Agreement.

4.3 Award Agreement. Each Award shall be evidenced by an Award Agreement that shall specify the type of Award granted and such other provisions and restrictions applicable to such Award as the Committee, in its discretion, shall determine.

4.4 Decisions Binding. The Committee shall have the authority to interpret the Plan and subject to the provisions of the Plan, any Award Agreement, and all decisions and determinations by the Committee with respect to the Plan are final, binding and conclusive on all parties. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under the Plan.

ARTICLE 5

STOCK SUBJECT TO THE PLAN

5.1 Number of Shares. Subject to adjustment provided in Section 5.3, the total number of shares of Stock subject to all Awards under the Plan shall be Twelve Million Four Hundred Thousand (12,400,000). Notwithstanding the above, the maximum number of shares of Stock that may be issued as Incentive Stock Options under the Plan shall be Twelve Million Four Hundred Thousand (12,400,000). The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or shares purchased on the open market or treasury Stock not reserved for any other purpose.

5.2 Availability of Stock for Grant. Subject to the express provisions of the Plan, if any Award granted under the Plan terminates, expires, lapses for any reason, or is paid in cash, any Stock subject to or surrendered for such Award will again be Stock available for the grant of an Award. The exercise of a stock-settled SAR or broker-assisted “cashless” exercise of an Option (or a portion thereof) will reduce the number of shares of Stock available for issuance pursuant to Section 5.1 by the entire number of shares of Stock subject to that SAR or Option (or applicable portion thereof), even though a smaller number of shares of Stock will be issued upon such an exercise. Also, shares of Stock tendered to pay the exercise price of an Option or tendered or withheld to satisfy a tax withholding obligation arising in connection with an Award will not become available for grant or sale under the Plan.

5.3 Adjustment in Capitalization. In the event of any change in the outstanding shares of Stock by reason of a Stock dividend or split, recapitalization, merger, consolidation, combination, exchange of shares, or other similar corporate change, the aggregate number of shares of Stock available under the Plan and subject to each outstanding Award, and its stated exercise price or the basis upon which the Award is measured, shall be adjusted appropriately by the Committee, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. Moreover, in the event of such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding awards under the Plan such alternative consideration (including cash) as it, in good faith, may determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. Any adjustment to an Incentive Stock Option shall be made consistent with the requirements of Section 424 of the Code. Further, with respect to any Option or Stock Appreciation Right that otherwise satisfies the requirements of the stock rights exception to Section 409A of the Code, any adjustment pursuant to this Section 5.3 shall be made consistent with the requirements of the final regulations promulgated pursuant to Section 409A of the Code.

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5.4 Annual Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in this Plan document to the contrary, and subject to adjustment upon the occurrence of any of the events indicated in Section 5.3, the maximum number of shares of Stock that may be granted to any one Participant, who is a Covered Employee, during any of the Company’s fiscal years with respect to one or more Awards shall be One Million Five Hundred Thousand (1,500,000).

ARTICLE 6

STOCK OPTIONS

6.1 Grant of Options. Subject to the provisions of Article 5 and this Article 6, the Committee, at any time and from time to time, may grant Options to such Participants and in such amounts as it shall determine.

(a) Exercise Price. No Option shall be granted at an exercise price that is less than the Fair Market Value of one share of Stock on the Grant Date.

(b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part provided that the term of any Option granted under the Plan shall not exceed ten years. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, promissory note, shares of Stock held for longer than six months (through actual tender or by attestation), any net-issuance arrangement or other property acceptable to the Committee (including broker-assisted “cashless exercise” arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants.

(d) Evidence of Grant. All Options shall be evidenced by a written Award Agreement. The Award Agreement shall reflect the Committee’s determinations regarding the exercise price, time and conditions of exercise, and forms of payment for the Option and such additional provisions as may be specified by the Committee.

(e) No Repricing of Options. The Committee shall not reprice any Options previously granted under the Plan without first obtaining stockholder approval.

6.2 Incentive Stock Options. Incentive Stock Options shall be granted only to Participants who are Employees and the terms of any Incentive Stock Options granted pursuant to the Plan must comply with the following additional provisions of this Section 6.2:

(a) Exercise Price. Subject to Section 6.2(e), the exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option may not be less than the Fair Market Value as of the date of the grant.

(b) Exercise. In no event may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

(c) Lapse of Option. An Incentive Stock Option shall lapse in the following circumstances:

(i) The Incentive Stock Option shall lapse ten years from the date it is granted, unless an earlier time is set in the Award Agreement.

(ii) The Incentive Stock Option shall lapse 90 days following the effective date of the Participant’s Termination of Employment for any reason other than the Participant’s death or Disability, unless otherwise provided in the Award Agreement.

(iii) If the Participant has a Termination of Employment on account of Disability or death before the Option lapses pursuant to paragraph (i) or (ii) above, the Incentive Stock Option shall lapse, unless it is previously exercised, on the earlier of (a) the scheduled expiration date of the Option; or (b) 12 months after the date of the Participant’s Termination of Employment on account of Disability or death. Upon the Participant’s Disability or death, any Incentive Stock Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

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(d) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(e) Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the Grant Date and the Option is exercisable for no more than five years from the Grant Date.

(f) Expiration of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to this Plan after the tenth (10) anniversary of the Effective Date, unless the stockholders of the Company vote to approve an extension of the Plan prior to such expiration date.

(g) Right to Exercise. Except as provided in Section 6.2(c)(iii), during a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

ARTICLE 7

RESTRICTED STOCK RIGHTS AND RESTRICTED STOCK

7.1 Grant of Restricted Stock Rights and Restricted Stock. Subject to the provisions of Article 5 and this Article 7, the Committee, at any time and from time to time, may grant Restricted Stock Rights or Restricted Stock to such Participants and in such amounts as it shall determine.

7.2 Restricted Stock Rights.

(a) Voting Rights. During the Restricted Period, Participants holding the Restricted Stock Rights granted hereunder shall have no voting rights with respect to the shares subject to such Restricted Stock Rights prior to the issuance of such shares pursuant to the Plan.

(b) Form and Timing of Payment. Payment for any vested Restricted Stock Rights Award issued pursuant to this Article 7 shall be made in one lump sum payment of shares of Stock, cash or a combination thereof, equal to the Fair Market Value (determined as of a specified date) of a specified number of shares of Stock. As a general rule, the shares payable under any Restrict Stock Rights Award shall be made on or before June 15 of the calendar year following the calendar year in which the Restricted Stock Rights vest in accordance with the “short-term deferral” exception to Section 409A as set forth in Treasury Regulation Section 1.409A-1(b)(4).

7.3 Grant of Restricted Stock.

(a) Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock). These restrictions may lapse separately or in combination at such times and pursuant to such circumstances, as the Committee determines at the time of the grant of the Award or thereafter.

(b) Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Restricted Stock Award or thereafter, upon Termination of Employment or the failure to satisfy one or more performance criteria during the applicable Restriction Period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided however, that the Committee may provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

(c) Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, the certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, in its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

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ARTICLE 8

PERFORMANCE SHARES, PERFORMANCE SHARE UNITS AND PERFORMANCE CASH AWARDS

8.1 Grant of Performance Shares or Performance Share Units. Subject to the provisions of Article 5 and this Article 8, Performance Shares or Performance Share Units may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Shares or Performance Share Units granted to each Participant.

8.2 Value of Performance Shares or Performance Share Units. Each Performance Share and each Performance Share Unit shall have a value determined by the Committee at the time of grant. The Committee shall set goals (including Performance Goals) for a particular period (including a Performance Period) in its discretion which, depending on the extent to which the goals are met, will determine the ultimate value of the Performance Share or Performance Share Units to the Participant.

8.3 Form and Timing of Payment. Payment for vested Performance Shares shall be made in Stock. Payments for vested Performance Share Units shall be made in cash, Stock or a combination thereof as determined by the Committee. All payments for Performance Shares and Performance Share Units shall be made in a lump sum. As a general rule, payment for Performance Shares or Performance Share Units shall be made on or before March 15 of the calendar year following the calendar year in which the right to the payment of the Performance Shares or Performance Share Units arises in accordance with the “short-term deferral” exception to Section 409A as set forth in Treasury Regulation Section 1.409A-1(b)(4).

8.4 Performance Cash Awards. Subject to the Provisions of this Article 8, Performance Cash Awards may be granted to Participants at any time and from time to time as determined by the Committee. A Performance Cash Award grants a Participant the right to receive an amount of cash depending on the satisfaction of one or more goals (including Performance Goals) for a particular period (including a Performance Period), as determined by the Committee. The Committee shall have complete discretion to determine the amount of any Performance Cash Award granted to a Participant. Payment for Performance Cash Awards shall be made on or before March 15 of the calendar year following the calendar year in which the right to the payment of the Performance Cash Award arises in accordance with the “short-term deferral” exception to Section 409A as set forth in Treasury Regulation Section 1.409A-1(b)(4).

ARTICLE 9

STOCK APPRECIATION RIGHTS

9.1 Grant of Stock Appreciation Rights. Subject to the provisions of Article 5 and this Article 9, Stock Appreciation Rights (“SARs”) may be granted to Participants at any time and from time to time as shall be determined by the Committee. SARs may be granted in connection with the grant of an Option, in which case the exercise of SARs will result in the surrender of the right to purchase the shares under the Option as to which the SARs were exercised. When SARs are granted in connection with the grant of an Incentive Stock Option, the SARs shall have such terms and conditions as shall be required by Section 422 of the Code. Alternatively, SARs may be granted independently of Options.

9.2 Exercisability of SARs. SARs granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Participants; provided, however, that no SAR shall be exercisable later than ten (10) years from the Grant Date.

9.3 Exercise of SARs. Upon exercise of the SAR or at a fixed date after all or part of the SAR becomes exercisable, the Participant shall be entitled to receive payment of an amount determined by multiplying (a) the difference, if any, of the Fair Market Value of a share of Stock on the date of exercise over the price of the SAR fixed by the Committee at the Grant Date, which shall not be less than the Fair Market Value of a share of Stock at the Grant Date, by (b) the number of shares with respect to which the SAR is exercised.

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9.4 Form and Timing of Payment. Payment for SARs shall be made in Stock and shall be payable at the time specified in the Award Agreement for such SARs.

ARTICLE 10

STOCK GRANT AWARDS

Subject to the provisions of Article 5 and this Article 10, Stock Grant Awards may be granted to Participants at any time and from time to time as shall be determined by the Committee. A Stock Grant Award grants a Participant the right to receive (or purchase at such price as determined by the Committee) shares of Stock free of any vesting restrictions. Any purchase price for a Stock Grant Award shall be payable in cash or other form of consideration acceptable to the Committee. A Stock Grant Award may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Participant. All Stock Grant Awards will be evidenced by a written Award Agreement.

ARTICLE 11

PERFORMANCE-BASED AWARDS

11.1 Grant of Performance-Based Awards. Options granted to Covered Employees pursuant to Article 6 and SARs granted to Covered Employees pursuant to Article 9 should, by their terms, qualify for the “performance-based compensation” exception to the deduction limitations of Section 162(m) of the Code. The Committee, in the exercise of its complete discretion, also may choose to qualify some or all of the Restricted Stock Rights or Restricted Stock Awards granted to Covered Employees pursuant to Article 7 and/or some or all of the Performance Shares, Performance Share Units or Performance Cash Awards granted to Covered Employees pursuant to Article 8 and/or some or all of the Stock Grant Awards granted to Covered Employees pursuant to Article 10 for the “performance-based compensation” exception to the deduction limitations of Section 162(m) of the Code. If the Committee, in its discretion, decides that a particular Award to a Covered Employee should qualify as “performance-based compensation,” the Committee will grant a Performance-Based Award to the Covered Employee and the provisions of this Article 11 shall control over any contrary provision contained in Articles 7, 8 or 10. If the Committee concludes that a particular Award to a Covered Employee should not be qualified as “performance-based compensation,” the Committee may grant the Award without satisfying the requirements of Section 162(m) of the Code and the provisions of this Article 11 shall not apply.

11.2 Applicability. This Article 11 shall apply only to Awards to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for any Performance Period shall not in any manner entitle the Participant to receive a Performance-Based Award for such Performance Period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant for any subsequent Performance Period.

11.3 Committee Discretion with Respect to Performance-Based Awards. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of the Performance Period, the type of Performance-Based Awards to be issued, the kind and/or level of the Performance Goal or Goals and whether the Performance Goal or Goals apply to the Company, an Affiliate, or any division or business unit thereof or the Participant or any group of Participants.

11.4 Establishment of Performance Goals. The Performance Goals for any Performance-Based Award granted pursuant to this Article 11 shall be established by the Committee in writing not later than ninety (90) days after the commencement of the Performance Period for such Award; provided that (a) the outcome must be substantially uncertain at the time the Committee establishes the Performance Goals; and (b) in no event will the Committee establish the Performance Goals for any Performance-Based Award after twenty-five percent (25%) of the Performance Period for such Award has elapsed.

11.5 Performance Evaluation; Adjustment of Goals. At the time that a Performance-Based Award is first issued, the Committee, in the Award Agreement or in another written document, shall specify whether performance will be evaluated including or excluding the effect of any of the following events that occur during the Performance Period:

(a) Judgments entered or settlements reached in litigation;

(b) The write down of assets;

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(c) The impact of any reorganization or restructuring;

(d) The impact of changes in tax laws, accounting principles, regulatory actions or other laws affecting reported results;

(e) Extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders or Annual Report on Form 10-K, as the case may be, for the applicable year;

(f) The impact of any mergers, acquisitions, spin-offs or other divestitures; and

(g) Foreign exchange gains and losses.

The inclusion or exclusion of these items shall be expressed in a form that satisfies the requirements of Section 162(m) of the Code. The Committee, in its discretion, also may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants: (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development; or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

11.6 Adjustment of Performance-Based Awards. The Committee shall have the sole discretion to adjust the determinations of the degree of attainment of the preestablished Performance Goals. Notwithstanding any provision herein to the contrary, the Committee may not make any adjustment or take any other action with respect to any Performance-Based Award that will increase the amount payable under any such Award. The Committee shall retain the sole discretion to adjust Performance-Based Awards downward or to otherwise reduce the amount payable with respect to any Performance-Based Award.

11.7 Payment of Performance-Based Awards. Unless otherwise provided in the relevant Award Agreement, a Participant must be an Employee of the Company or an Affiliate on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such Performance Period are achieved.

11.8 Certification by Committee. Notwithstanding any provisions to the contrary, the payment of a Performance-Based Award shall not occur until the Committee certifies, in writing, that the pre-established Performance Goals and any other material terms and conditions precedent to such payment have been satisfied.

11.9 Maximum Award Payable. In accordance with Section 5.4, the maximum Performance-Based Award payable to any one participant for a Performance Period is Five Hundred Thousand (500,000) shares of Stock, or if the Performance-Based Award is paid in cash, the maximum Performance-Based Award will be determined by multiplying Five Hundred Thousand (500,000) by the Fair Market Value of one share of Stock as of the first day of the Performance Period.

ARTICLE 12

CHANGE IN CONTROL

Notwithstanding any other provision in the Plan to the contrary, the Committee, in its sole discretion, may determine that upon a Change in Control, all or any portion of an Award shall automatically become immediately vested and/or exercisable and that the restrictions relating to such Award shall lapse. If such determination is made by the Committee with respect to a Performance-Based Award, the award shall vest on a pro-rata basis at the end of the Performance Period based on the level of achievement of the Performance Goals applicable to such Award, as described in the Award Agreement. All determinations made pursuant to this Article 12 shall be made in the applicable Award Agreement.

ARTICLE 13

NON-TRANSFERABILITY

13.1 General. The Committee may, in its sole discretion, determine the right of a Participant to transfer any Award granted under the Plan. Unless otherwise determined by the Committee, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or pursuant to a domestic relations order (that would otherwise qualify as a qualified domestic relations order as defined in the Code or Title I of ERISA but for the fact that the order pertains to an Award) in favor of a spouse or, if applicable, until the termination of any Restricted Period or Performance Period as determined by the Committee.

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13.2 Beneficiary Designation. Notwithstanding Section 13.1, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is provided to the Committee.

13.3 Stock Certificates. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Committee has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange or quotation system on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with Federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

ARTICLE 14

COMPANY DISCRETION

14.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or service at any time, nor confer upon any Participant any right to continue in the employ or service of the Company.

14.2 Participant. No Employee shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

14.3 No Rights to Awards. No Participant, Employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Participants, Employees, and other persons uniformly.

ARTICLE 15

SUBSTITUTION OF AWARDS

Any Award may be granted under this Plan in substitution for Awards held by any individual who is an employee of another corporation who is about to become an Employee of the Company as the result of a merger, consolidation or reorganization of the corporation with the Company, or the acquisition by the Company of the assets of the corporation, or the acquisition by the Company of stock of the corporation as the result of which such corporation becomes an Affiliate or a subsidiary of the Company. The terms and conditions of the Awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of granting the Award may deem appropriate to conform, in whole or in part, to the provisions of the Award in substitution for which they are granted. However, in the event that the Award for which a substitute Award is being granted is an Incentive Stock Option, no variation shall adversely affect the status of any substitute Award as an Incentive Stock Option under the Code. In addition, in the event that the award for which a substitute Award is being granted is a Non-Qualified Stock Option or a Stock Appreciation Right that otherwise satisfies the requirements of the “stock rights exception” to Section 409A of the Code, no variation shall adversely affect the status of any substitute Award under the stock rights exception to Section 409A of the Code.

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ARTICLE 16

AMENDMENT, MODIFICATION, AND TERMINATION

The Board may at any time, and from time to time, terminate, amend or modify the Plan; provided however, that any such action of the Board shall be subject to approval of the stockholders to the extent required by law, regulation or any stock exchange rule for any exchange on which shares of Stock are listed. Notwithstanding the above, to the extent permitted by law, the Board may delegate to the Committee or the CEO the authority to approve non-substantive amendments to the Plan. No amendment, modification, or termination of the Plan or any Award under the Plan shall in any manner adversely affect any Award theretofore granted under the Plan without the consent of the holder thereof (unless such change is required in order to cause the benefits under the Plan to qualify as performance-based compensation within the meaning of Section 162(m) of the Code and applicable interpretive authority thereunder). Except as provided in Section 5.3, neither the Board, the CEO nor the Committee may, without the approval of the stockholders: (a) reduce the purchase price or exercise price of any outstanding Award, including any Option or SAR; (b) increase the number of shares available under the Plan (other than any adjustment as provided in Section 5.3); (c) grant Options with an exercise price that is below Fair Market Value on the Grant Date; (d) reprice previously granted Options or SARs; or (e) cancel any Option or SAR in exchange for cash or any other Award or in exchange for any Option or SAR with an exercise price that is less than the exercise price of the original Option or SAR. Additional rules relating to amendments to the Plan or any Award Agreement to assure compliance with Section 409A of the Code as set forth in Section 19.3.

ARTICLE 17

TAX WITHHOLDING

17.1 Tax Withholding. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local withholding tax requirements on any Award under the Plan. To the extent that alternative methods of withholding are available under applicable tax laws, the Company shall have the power to choose among such methods.

17.2 Form of Payment. To the extent permissible under applicable tax, securities, and other laws, the Company may, in its sole discretion, permit the Participant to satisfy a tax withholding requirement by (a) using already owned shares that have been held by the Participant for at least six (6) months; (b) a broker-assisted “cashless” transaction; (c) directing the Company to apply shares of Stock to which the Participant is entitled pursuant to the Award (including, for this purpose, the filing of an election under Section 83(b) of the Code), to satisfy the required minimum statutory withholding amount; or (d) personal check or other cash equivalent acceptable to the Company.

17.3 Tax upon Disposition of Shares Subject to Section 422 Restrictions. In the event that a Participant shall dispose (whether by sale, exchange, gift, the use of a qualified domestic relations order (that would otherwise qualify as a qualified domestic relations order as defined in the Code or Title I of ERISA but for the fact that the order pertains to an Award) in favor of a spouse, of any shares of Stock of the Company that are deemed to have been purchased by the Participant pursuant to an Incentive Stock Option and that the Participant acquired within two (2) years of the Grant Date of the related Option or within one (1) year after the acquisition of such shares of Stock, the Participant will notify the secretary of the Company of such disposition no later than fifteen (15) days following the date of the disposition. Such notification shall include the date or dates of the disposition, the number of shares of Stock of which the Participant disposed, and the consideration received, if any, for such shares of Stock. If the Company so requests, the Participant shall forward to the secretary of the Company any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold federal, state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by delay in making such payment) incurred by reason of such disposition.

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ARTICLE 18

INDEMNIFICATION

Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s articles of incorporation, bylaws, resolution or agreement, as a matter of law, or otherwise, or any power that the Company may have to indemnify him or hold him harmless.

ARTICLE 19

REQUIREMENTS OF LAW

19.1 Requirements of Law. The granting of Awards and the issuance of shares and/or cash under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares of Stock paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

19.2 Governing Law. The Plan and all agreements into which the Company and any Participant enter pursuant to the Plan shall be construed in accordance with and governed by the laws of the State of California. The Plan is an unfunded performance-based bonus plan for a select group of management or highly compensated employees and is not intended to be subject to ERISA.

19.3 Section 409A of the Code.

(a) General Compliance. Some of the Awards that may be granted pursuant to the Plan (including, but not necessarily limited to, Restricted Stock Rights Awards, Performance Share Awards, Performance Share Unit Awards, Performance Cash Awards and Stock Grant Awards) may be considered to be “non-qualified deferred compensation” subject to Section 409A of the Code. If an Award is subject to Section 409A of the Code, the Company intends (but cannot and does not guarantee) that the Award Agreement and this Plan comply fully with and meet all of the requirements of Section 409A of the Code or an exception thereto and the Award Agreement shall include such provisions, in addition to the provisions of this Plan, as may be necessary to assure compliance with Section 409A of the Code or an exception thereto. An Award subject to Section 409A of the Code also shall be administered in good faith compliance with the provisions of Section 409A of the Code as well as applicable guidance issued by the Internal Revenue Service and the Department of Treasury. To the extent necessary to comply with Section 409A of the Code, any Award that is subject to Section 409A of the Code may be modified, replaced or terminated in the discretion of the Committee. Notwithstanding any provision of this Plan or any Award Agreement to the contrary, in the event that the Committee determines that any Award is or may become subject to Section 409A of the Code, the Company may adopt such amendments to the Plan and the related Award Agreements, without the consent of the Participant, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effective dates), or take any other action that the Committee determines to be necessary or appropriate to either comply with Section 409A of the Code or to exclude or exempt the Plan or any Award from the requirements of Section 409A of the Code.

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(b) Delay for Specified Employees. If, at the time of a Participant’s Separation from Service, the Company has any Stock which is publicly traded on an established securities market or otherwise, and if the Participant is considered to be a Specified Employee, to the extent any payment for any Award is subject to the requirements of Section 409A of the Code and is payable upon the Participant’s Separation from Service, such payment shall not commence prior to the first business day following the date which is six (6) months after the Participant’s Separation from Service (or if earlier than the end of the six (6) month period, the date of the Participant’s death). Any amounts that would have been distributed during such six (6) month period will be distributed on the day following the expiration of the six (6) month period.

(c) Prohibition on Acceleration or Deferral. Under no circumstances may the time or schedule of any payment for any Award that is subject to the requirements of Section 409A of the Code be accelerated or subject to further deferral except as otherwise permitted or required pursuant to regulations and other guidance issued pursuant to Section 409A of the Code. If the Company fails to make any payment pursuant to the payment provisions applicable to an Award that is subject to Section 409A of the Code, either intentionally or unintentionally, within the time period specified in such provisions, but the payment is made within the same calendar year, such payment will be treated as made within the time period specified in the provisions. In addition, in the event of a dispute with respect to any payment, such payment may be delayed in accordance with the regulations and other guidance issued pursuant to Section 409A of the Code.

19.4 Securities Law Compliance. With respect to any Participant who is, on the relevant date, obligated to file reports pursuant to Section 16 of the Exchange Act, transactions pursuant to this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors pursuant to the Exchange Act. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on the exercise of any Award as may be required to satisfy the requirements of Rule 16b-3 or its successors pursuant to the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Committee.

19.5 Restrictions. The Committee shall impose such restrictions on any Awards under the Plan as it may deem advisable, including without limitation, restrictions under applicable federal securities law, under the requirements of any stock exchange upon which the Stock is then listed and under any blue sky or state securities laws applicable to such Awards.

ARTICLE 20

GENERAL PROVISIONS

20.1 Funding. The Company shall not be required to segregate any of its assets to ensure the payment of any Award under the Plan. Neither the Participant nor any other persons shall have any interest in any fund or in any specific asset or assets of the Company or any other entity by reason of any Award, except to the extent expressly provided hereunder. The interests of each Participant and former Participant hereunder are unsecured and shall be subject to the general creditors of the Company.

20.2 No Stockholders Rights. No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

20.3 Titles and Headings. The titles and headings of the Articles in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

20.4 Successors and Assigns. The Plan shall be binding upon and inure to the benefit of the successors and permitted assigns of the Company, including without limitation, whether by way of merger, consolidation, operation of law, assignment, purchase, or other acquisition of substantially all of the assets or business of the Company, and any and all such successors and assigns shall absolutely and unconditionally assume all of the Company’s obligations under the Plan.

20.5 Survival of Provisions. The rights, remedies, agreements, obligations and covenants contained in or made pursuant to this Plan, any agreement and any notices or agreements made in connection with this Plan shall survive the execution and delivery of such notices and agreements and the delivery and receipt of such shares of Stock if required by Section 13.3, shall remain in full force and effect.

15

CryoPort, Inc.

By:
Name:
Date	Title:

16

PLEASE MARK VOTES
AS SHOWN IN THIS EXAMPLE: ☒

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” NOMINEES IN PROPOSAL 1.

PROPOSAL 1. Election of Directors. Nominees: 01 Stephen E. Wasserman; 02 Richard G. Rathmann; 03 Jerrell W. Shelton	☐	☐	☐	To withhold authority to vote for any one or more individual nominee(s), mark “FOR ALL EXCEPT” and write that nominee(s) number(s) on the line below:

		FOR	AGAINST	ABSTAIN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 2, 3, AND 4 AND “ 1 YEAR ” FOR PROPOSAL 5.

PROPOSAL 2. Ratify the Audit Committee’s selection of KMJ Corbin & Company LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2014.		☐	☐	☐

PROPOSAL 3. Approve an amendment to the Company’s 2011 Stock Incentive Plan to increase the number of shares of the Company’s common stock available for issuance thereunder by 7,100,000 shares and to increase the annual limitation of the number of shares granted to a Covered Employee in any fiscal year to 1,500,000 shares.

		☐	☐	☐
PROPOSAL 4. To approve, on an advisory basis, the compensation of the named executive officers, as disclosed in our Proxy Statement for the 2013 Annual Meeting of Stockholders		☐	☐	☐
PROPOSAL 5. To determine, on an advisory basis, the frequency with which the stockholders of the Company wish to have an advisory vote on the compensation of the named executive officers.	3 YEARS ☐	2 YEARS ☐	1 YEAR ☐	ABSTAIN ☐

By my signature below, I confer to the named proxies discretionary authority on any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Signature	Date	Signature	Date

NOTE: Please sign as name appears on this proxy. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such.

YOUR VOTE IS IMPORTANT!
PLEASE VOTE

CRYOPORT, INC.

This Proxy is Solicited on Behalf of the Board of Directors

For the 2013 Annual Meeting of Stockholders

To Be Held Friday, September 6, 2013, at 10 a.m. PDT

The undersigned hereby appoints Robert S. Stefanovich with full power of substitution, attorneys and proxies to represent the undersigned at the annual meeting of stockholders of CRYOPORT, INC. to be held on September 6, 2013 and at any adjournment or postponement thereof, with all the power which the undersigned would possess if personally present and to vote, as specified on the reverse side, all shares of Common Stock which the undersigned may be entitled to vote at said meeting.

IF NO OTHER INDICATION IS MADE ON THE REVERSE SIDE OF THIS FORM, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1, FOR PROPOSALS 2, 3, AND 4, AND “1 YEAR” FOR PROPOSAL 5 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT AND IN THE DISCRETION OF THE PERSONS NAMED ABOVE IN ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THOSE INSTRUCTIONS.

YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE VOTE AT THE ANNUAL MEETING.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy